UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N–CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number_811-06481

Franklin Municipal Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: _650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/18

Item 1.   Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

May 31, 2018

Franklin Municipal Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The 12 months ended May 31, 2018, benefited from mostly upbeat economic data as the US job market continued to improve and the unemployment rate declined. Accordingly, the US Federal Reserve (Fed), under new chairman Jerome Powell, increased its range for the federal funds rate by 0.25% at its March meeting. This was the Fed’s third rate hike for the 12 months, following June and December of 2017. Shortly after the reporting period, at its June 2018 meeting, the Fed increased its federal funds rate range from by another 0.25% and cited growing business investment and household spending as further evidence of solid economic growth. The Fed also expressed confidence that inflation was moving closer to its goal.

During the 12 months, the municipal bond market posted modest performance similar to other US fixed income classes, with generally higher returns for longer term and lower rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, stagnant wage growth and international political concerns. The federal government’s tax plan also benefited tax-free municipals during most of the period, despite some volatility in reaction to the government’s tax code efforts.

Franklin Municipal Securities Trust’s annual report, covering Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund, includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
Chairman
Franklin Municipal Securities Trust

/s/ Sheila Amoroso

Sheila Amoroso

/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of May 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Municipal Bond Market Overview

The municipal bond market outperformed the US Treasury market but underperformed US stock markets during the 12-month period ended May 31, 2018. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +1.11% total return for the period, while US Treasuries, as measured by the Bloomberg Barclays US Treasury Index, had a -0.83% total return.1 Both high-yield corporate bonds and high-yield municipal bonds outperformed their investment-grade counterparts. US stocks, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and US Treasuries with a +14.38% total return for the reporting period.1 US stocks generated strong returns through the first eight months of the reporting period, but experienced a significant bout of volatility in early February that led to losses in that month and reduced overall returns. Multiple factors, including recent indications of rising interest rates and proposed steel and aluminum tariffs, contributed to the volatility in stock markets and also drove losses in both the municipal bond market and US Treasury market during the year-to-date 2018.

Municipal issuance during the reporting period totaled $410.3 billion, a modest 5% decline from total issuance in the previous 12-month period ended May 31, 2017.2 Impending tax reform contained potential implications for the municipal bond market and caused a deluge of supply in December, as issuers rushed to market before the end of 2017. December supply of $63 billion and fourth-quarter 2017 supply of $145 billion eclipsed previous monthly and quarterly records of municipal bond issuance, respectively.2 Despite this extraordinary supply pressuring the market, strong demand buoyed returns through the end of 2017. However, diminished issuance ($123.9 billion in the year-to-date 2018, a 23% decline from the same time period in 2017),2 heavy dealer inventories and selling pressures in 2018 led municipals to have a -0.33% total return year-to-date in 2018, as measured by the Bloomberg Barclays Municipal Bond Index.1 Municipals slightly outperformed US Treasuries, which had a total return of -1.10% during the same period.1

After accounting for redemptions (bonds that matured or were called out of the market), net issuance stood at $64 billion in 2017, which marked a third consecutive year of positive net issuance.3 Net issuance turned negative in the first four months of 2018, standing at -$11 billion at period-end.3 According to the Investment Company Institute, municipal bond funds reported inflows for nine of the 12 months of the reporting period, with the only negative flows occurring in December 2017 and in February and April 2018. The total inflows for the period were approximately $23 billion.4

The Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its December 2017 meeting and another 0.25% at its March 2018 meeting. The target range stood at 1.50%–1.75% at period-end. The Fed also increased the discount rate 0.25% to 2.00% in December and another 0.25% at the March 2018 meeting, to finish the period at 2.25%. The Fed cited a strengthening economic outlook and strong labor market conditions in its press release following the March 2018 decision. In total, the Fed raised the target range three times in 2017 (March, June, and December), and once so far in 2018.

Investors continued to favor risky assets through most of the period. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities, and high yield tax-exempt bonds outperformed their investment-grade counterparts. During the 12-month reporting period, the Bloomberg Barclays High Yield Municipal Bond Index generated a +6.38% total return and the Bloomberg Barclays Municipal Long Bond (22+ Years) Index returned +2.69%.1

Several developments affected Puerto Rico bonds over the reporting period. Please visit franklintempleton.com/investor/products/fund-resources/puerto-rico for the latest Puerto Rico updates from Franklin Templeton.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: SIFMA.org, Bloomberg.

3. Source: Barclays Municipal Credit Research.

4. Source: Investment Company Institute.

See www.franklintempletondatasources.com for additional data provider information.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin California High Yield Municipal Fund

This annual report for Franklin California High Yield Municipal Fund covers the fiscal year ended May 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in municipal securities in any rating category, including higher yielding, lower rated securities, that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with its principal goal.

Credit Quality Composition*

5/31/18

Ratings	% of Total Investments
AAA	1.06%
AA	18.99%
A	19.22%
BBB	20.15%
Below Investment Grade	8.47%
Refunded	10.18%
Not Rated	21.93%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.89 on May 31, 2017, to $10.70 on May 31, 2018. The Fund’s Class A shares paid dividends totaling 39.47 cents per share for the reporting period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.52% based on an annualization of May’s 3.28 cent per share dividend and the maximum offering price of $11.17 on May 31, 2018. An investor in the 2018 maximum combined effective federal and California personal income tax bracket of 53.10% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.84% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*

6/1/17–5/31/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
June	3.36	2.86	—	3.44
July	3.31	2.81	—	3.39
August	3.28	2.78	3.27	3.36
September	3.28	2.77	3.39	3.37
October	3.28	2.77	3.39	3.37
November	3.28	2.77	3.39	3.37
December	3.28	2.78	3.39	3.37
January	3.28	2.78	3.39	3.37
February	3.28	2.78	3.39	3.37
March	3.28	2.78	3.37	3.36
April	3.28	2.78	3.37	3.36
May	3.28	2.78	3.37	3.36
Total	39.47	33.44	33.72	40.49

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 24.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

California’s large and diverse economy continued to expand during the past 12 months under review. Universities and innovative businesses supported the state’s expansion. Job growth in the state outpaced that of the nation. Also, unemployment slightly decreased from 4.9% in May 2017 to 4.2% at period-end, which was higher than the 3.8% national rate.3

Enactment of California’s fiscal year 2018 budget, which the governor signed in June, extended the state’s recent track record of balanced fiscal operations. Highlights of the plan were increased spending for general fund expenditures, education, Medi-Cal funding and pension contributions. The state continued to make deposits to its budget stabilization account, resulting in large budget reserves, far above the constitutional requirement. The governor’s new fiscal year 2019 budget proposal anticipates strong revenue trends combined with fiscal caution by growing the state’s fiscal reserve to serve as a budgetary cushion against future downturns.

California’s net tax-supported debt was $2,188 per capita and 3.9% of personal income, compared with the $987 and 2.3% national medians, respectively.4 During the period under review, independent credit rating agency Standard & Poor’s (S&P) assigned California’s general obligations bonds a rating of AA- with a stable outlook.5 The rating reflected S&P’s view on the state’s diverse economy, demonstrated commitment to paying down budgetary debts, solid and increasing budgetary reserve levels, strong liquidity, and declining, though moderately high, debt ratios. In contrast, S&P cited several challenges to the state, including the persistently high cost of housing, difficult-to-forecast revenues, minimal funding of retiree health care benefits, and a large backlog of deferred maintenance and infrastructure needs. The stable outlook reflected S&P’s view that California has brought its finances into structural alignment.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders, while

Portfolio Composition

5/31/18

% of Total Investments
Tax-Supported	22.95%
Transportation	14.13%
Hospital & Health Care	12.23%
Refunded	11.97%
General Obligation	11.60%
Other Revenue	9.28%
Utilities	6.30%
Higher Education	4.06%
Subject to Government Appropriations	3.36%
Housing	3.09%
Corporate-Backed	1.03%

balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that have an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The Fund holds a very small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues to slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Performance Summary as of May 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

A
1-Year	+1.92%		-2.38%
5-Year	+23.64%		+3.43%
10-Year	+75.46%		+5.33%

Advisor
1-Year	+2.10%		+2.10%
5-Year	+24.32%		+4.45%
10-Year	+77.38%		+5.90%

Share Class	Distribution Rate[3]	Taxable Equivalent Distribution Rate[4]	30-Day Standardized Yield[5]	Taxable Equivalent 30-Day Standardized Yield[4]
A	3.52%	7.51%	2.72%	5.80%
Advisor	3.76%	8.02%	2.94%	6.27%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/08–5/31/18)

Advisor Class (6/1/08–5/31/18)

See page 11 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	5/31/18	8/1/17	5/31/17	Change
A (FCAMX)	$10.70	N/A	$10.89	-$0.19
C (FCAHX)	$10.78	N/A	$10.97	-$0.19
R6 (FCAQX)	$10.74	$10.88	N/A	-$0.14
Advisor (FVCAX)	$10.73	N/A	$10.91	-$0.18

Distributions (6/1/17–5/31/18)
Share Class	Net Investment Income
A	$0.3947
C	$0.3344
R6 (8/1/17–5/31/18)	$0.3372
Advisor	$0.4049

Total Annual Operating Expenses[8]
Share Class
A	0.63%
Advisor	0.53%

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor Class) per share on 5/31/18.

4. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and California state personal income tax rate of 53.10%, based on the federal income tax rate of 37.00% plus 3.8% Medicare tax.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/17	Ending Account Value 5/31/18	Expenses Paid During Period 12/1/17–5/31/18[1,2]	Ending Account Value 5/31/18	Expenses Paid During Period 12/1/17–5/31/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,011.00	$3.46	$1,021.49	$3.48	0.69%
C	$1,000	$1,008.10	$6.21	$1,018.75	$6.24	1.24%
R6	$1,000	$1,012.50	$2.66	$1,022.29	$2.67	0.53%
Advisor	$1,000	$1,012.40	$2.96	$1,021.99	$2.97	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Tennessee Municipal Bond Fund

This annual report for Franklin Tennessee Municipal Bond Fund covers the fiscal year ended May 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investing and the preservation of capital, by investing at least 80% of its net assets in investment grade municipal securities that pay interest free from such taxes.1

Credit Quality Composition*

5/31/18

Ratings	% of Total Investments
AAA	3.52%
AA	52.73%
A	16.54%
BBB	5.09%
Below Investment Grade	0.80%
Refunded	19.63%
Not Rated	1.69%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.11 on May 31, 2017, to $10.79 on May 31, 2018. The Fund’s Class A shares paid dividends totaling 34.46 cents per share for the reporting period.2 The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.92% based on an annualization of May’s 2.74 cent per share dividend and the maximum offering price of $11.27 on

May 31, 2018. An investor in the 2018 maximum combined effective federal and Tennessee personal income tax bracket of 43.80% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.10% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*

6/1/17–5/31/18

	Dividend per Share (cents)
Month	Class A	Class R6	Advisor Class
June	2.93	—	3.02
July	2.93	—	3.02
August	2.89	2.91	2.98
September	2.89	3.01	2.98
October	2.89	3.01	2.98
November	2.89	3.01	2.98
December	2.89	3.00	2.98
January	2.89	3.00	2.98
February	2.84	2.95	2.93
March	2.84	2.94	2.93
April	2.84	2.94	2.93
May	2.74	2.84	2.83
Total	34.46	29.61	35.54

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 42.

franklintempleton.com	Annual Report	13

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

State Update

Over the 12 months under review, Tennessee’s economy grew, though mostly in the areas of trade and manufacturing. The state is a distribution and manufacturing hub partly due to its access to the Mississippi River, transportation network and abundant supply of land. Tennessee’s unemployment rate declined from 3.8% in May 2017 to 3.5% at period-end, below the nation’s 3.8% average.3

Tennessee’s fiscal year 2018 budget included modest spending reductions and additional funding for the rainy day reserve. Additionally, the enacted budget featured funding for state employee pay increases, employee retirement program and other post-employment benefits, and education. The state approved increases in gas tax and vehicle fees, as well as a new fee on alternative-fuel vehicles. Conversely, the state reduced certain taxes, including the sales tax on food and the tax rate on dividends and interest income. The proposed fiscal 2019 budget contains minor increases in funding along with additional deposits to the state’s reserve account.

Tennessee’s net tax-supported debt was relatively low at $312 per capita and 0.7% of personal income, compared with the $987 and 2.3% national medians, respectively.4 During the period under review, independent credit rating agency Standard & Poor’s (S&P) maintained the state’s general obligations bonds AAA rating with a stable outlook.5 The rating reflected S&P’s view of the state’s sustained growth, strong financial flexibility, strong financial management practices and performance, strong pension funding practices and low debt burden. The outlook reflected S&P’s view of Tennessee’s strong management of its long-term liabilities and anticipated economic growth, supported by its growing reserves and employment.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Portfolio Composition

5/31/18

% of Total Investments
Utilities	24.52%
Refunded	20.67%
Hospital & Health Care	18.66%
General Obligation	9.67%
Higher Education	9.31%
Transportation	7.39%
Other Revenue	4.84%
Housing	4.40%
Subject to Government Appropriations	0.54%

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that have an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The Fund holds a very small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues to slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

14	Annual Report	franklintempleton.com

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	15

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Performance Summary as of May 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

A
1-Year	+0.23%		-4.00%
5-Year	+8.00%		+0.67%
10-Year	+41.11%		+3.06%

Advisor[3]
1-Year	+0.24%		+0.24%
5-Year	+8.17%		+1.58%
10-Year	+41.34%		+3.52%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.92%	5.20%	1.91%	3.40%
Advisor	3.15%	5.60%	2.10%	3.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/08–5/31/18)

Advisor Class (6/1/08–5/31/18)3

See page 18 for Performance Summary footnotes.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	5/31/18	8/1/17	5/31/17	Change
A (FRTIX)	$10.79	N/A	$11.11	-$0.32
R6 (FTMQX)	$10.79	$11.06	N/A	-$0.27
Advisor (FTMZX)	$10.79	N/A	$11.12	-$0.33

Distributions (6/1/17–5/31/18)
Share Class	Net Investment Income
A	$0.3446
R6 (8/1/17–5/31/18)	$0.2961
Advisor	$0.3554

Total Annual Operating Expenses[9]

Share Class
A	0.72%
Advisor	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -0.67% and -0.39%.

4. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor Class) per share on 5/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Tennessee state personal income tax rate of 43.80%, based on the federal income tax rate of 37.00% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

18	Annual Report	franklintempleton.com

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/17	Ending Account Value 5/31/18	Expenses Paid During Period 12/1/17–5/31/18[1,2]	Ending Account Value 5/31/18	Expenses Paid During Period 12/1/17–5/31/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,004.70	$3.95	$1,020.99	$3.98	0.79%
R6	$1,000	$1,005.30	$3.20	$1,021.74	$3.23	0.64%
Advisor	$1,000	$1,005.20	$3.45	$1,021.49	$3.48	0.69%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	19

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights

Franklin California High Yield Municipal Fund

	Year Ended May 31,
	2018	2017	2016	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.89	$11.10	$10.65	$10.42	$10.59

Income from investment operations[a]:

Net investment income[b]	0.39	0.40	0.41	0.44	0.49

Net realized and unrealized gains (losses)	(0.19)	(0.22)	0.46	0.24	(0.18)

Total from investment operations	0.20	0.18	0.87	0.68	0.31

Less distributions from net investment income	(0.39)	(0.39)	(0.42)	(0.45)	(0.48)

Net asset value, end of year	$10.70	$10.89	$11.10	$10.65	$10.42

Total return[c]	1.92%	1.71%	8.37%	6.63%	3.22%

Ratios to average net assets

Expenses	0.66%	0.63%	0.65%	0.63%	0.63%

Net investment income	3.63%	3.66%	3.83%	4.17%	4.95%

Supplemental data

Net assets, end of year (000’s)	$1,378,169	$1,377,514	$1,442,703	$1,294,192	$1,203,532

Portfolio turnover rate	11.08%	19.73%	12.23%	11.98%	22.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Class C

Per share op.erating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.97	$11.17	$10.72	$10.49	$10.65

Income from investment operations[a]:

Net investment income[b]	0.33	0.34	0.36	0.39	0.44

Net realized and unrealized gains (losses)	(0.19)	(0.21)	0.45	0.23	(0.18)

Total from investment operations	0.14	0.13	0.81	0.62	0.26

Less distributions from net investment income	(0.33)	(0.33)	(0.36)	(0.39)	(0.42)

Net asset value, end of year	$10.78	$10.97	$11.17	$10.72	$10.49

Total return[c]	1.34%	1.22%	7.73%	6.01%	2.74%

Ratios to average net assets

Expenses	1.21%	1.18%	1.20%	1.18%	1.18%

Net investment income	3.08%	3.11%	3.28%	3.62%	4.40%

Supplemental data

Net assets, end of year (000’s)	$327,022	$358,308	$377,550	$326,456	$278,775

Portfolio turnover rate	11.08%	19.73%	12.23%	11.98%	22.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

Year Ended May 31,
2018[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.88

Income from investment operations[b]:

Net investment income[c]	0.35

Net realized and unrealized gains (losses)	(0.15)

Total from investment operations	0.20

Less distributions from net investment income	(0.34)

Net asset value, end of year	$10.74

Total return[d]	1.84%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.55%

Expenses net of waiver and payments by affiliates	0.53%

Net investment income	3.76%

Supplemental data

Net assets, end of year (000’s)	$13,004

Portfolio turnover rate	11.08%

aFor the period August 1, 2017 (effective date) to May 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.91	$11.12	$10.67	$10.44	$10.61

Income from investment operations[a]:

Net investment income[b]	0.40	0.41	0.43	0.45	0.50

Net realized and unrealized gains (losses)	(0.18)	(0.22)	0.45	0.24	(0.18)

Total from investment operations	0.22	0.19	0.88	0.69	0.32

Less distributions from net investment income	(0.40)	(0.40)	(0.43)	(0.46)	(0.49)

Net asset value, end of year.	$10.73	$10.91	$11.12	$10.67	$10.44

Total return	2.10%	1.80%	8.46%	6.73%	3.32%

Ratios to average net assets

Expenses	0.56%	0.53%	0.55%	0.53%	0.53%

Net investment income	3.73%	3.76%	3.93%	4.27%	5.05%

Supplemental data

Net assets, end of year (000’s)	$748,355	$720,890	$635,463	$474,392	$315,131

Portfolio turnover rate	11.08%	19.73%	12.23%	11.98%	22.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, May 31, 2018

Franklin California High Yield Municipal Fund

	Units	Value
	Common Stocks and Other Equity Interests (Cost $611,327) 0.1%
Consumer Discretionary 0.1%
[a,b,c] 1155 Island Avenue LLC, LP.	7,830,849	$2,856,231

	Principal Amount
	Municipal Bonds 95.7%
California 93.0%
ABAG Finance Authority for Nonprofit Corps. Revenue, Episcopal Senior Communities, Refunding, 6.125%, 7/01/41	$7,500,000	8,264,625
Alameda Special Tax, CFD No. 13-1, Alameda Landing Public Improvements, 5.00%, 9/01/46	1,400,000	1,543,458
Artesia RDA Tax Allocation,
Artesia Redevelopment Project Area, 5.50%, 6/01/42	6,355,000	6,357,224
Artesia Redevelopment Project Area, 5.70%, 6/01/42	2,870,000	2,871,521
Housing Set-Aside, Artesia Redevelopment Project Area, 7.70%, 6/01/46	3,185,000	3,312,655
Azusa Special Tax,
CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/27	1,950,000	1,960,471
CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/37	1,615,000	1,622,914
Baldwin Park USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured, Pre-Refunded, zero cpn., 8/01/31	5,735,000	2,640,222
GO, Los Angeles County, Capital Appreciation, Election of 2006, Refunding, BAM Insured, zero cpn., 8/01/42	10,000,000	2,424,100
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Subordinate, Series S-4, Pre-Refunded, 5.25%, 4/01/53	15,000,000	17,411,100
Beaumont USD, GO, Riverside County, Election of 2008, Series C, AGMC Insured, 6.00%, 8/01/41	1,925,000	2,153,825
Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, Series A, 6.25%, 9/01/35	5,000,000	5,055,650
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed, Los Angeles County Securitization Corp., 5.70%, 6/01/46	3,000,000	3,021,570
California Health Facilities Financing Authority Revenue,
Adventist Health System/West, Refunding, Series A, 4.00%, 3/01/39	9,000,000	9,259,380
California-Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/45	4,500,000	5,018,130
Children’s Hospital Los Angeles, Refunding, Series A, 4.00%, 8/15/49	3,375,000	3,405,915
El Camino Hospital, 4.00%, 2/01/42	6,500,000	6,691,685
El Camino Hospital, 5.00%, 2/01/42	5,000,000	5,667,650
Kaiser Permanente, Refunding, Series A, Subseries A-2, 4.00%, 11/01/38	10,000,000	10,495,900
Kaiser Permanente, Series A, Subseries A-2, 4.00%, 11/01/51	25,000,000	25,791,500
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/43	7,160,000	7,946,956
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/33	4,000,000	4,065,680
Sutter Health, Refunding, Series B, 5.00%, 11/15/46	26,925,000	30,916,362
California Infrastructure and Economic Development Bank Revenue, Goodwill Industries of Sacramento Valley and Northern Nevada Project, Series A, 5.00%, 1/01/47	10,360,000	10,023,093
California Municipal Finance Authority COP,
Community Hospitals of Central California Obligated Group, Pre-Refunded, 5.25%, 2/01/24	5,000,000	5,125,600
Community Hospitals of Central California Obligated Group, Pre-Refunded, 5.375%, 2/01/29	7,000,000	7,181,580
Community Hospitals of Central California Obligated Group, Pre-Refunded, 5.50%, 2/01/39	10,600,000	10,883,550
California Municipal Finance Authority Education Revenue,
American Heritage Education Foundation Project, Refunding, Series A, 5.00%, 6/01/36	1,000,000	1,095,020
American Heritage Education Foundation Project, Refunding, Series A, 5.00%, 6/01/46	1,750,000	1,897,332

24	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority Mobile Home Park Revenue,
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.00%, 8/15/30	$1,000,000	$1,106,450
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/39	1,200,000	1,320,228
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/49	3,500,000	3,826,165
Windsor Mobile Country Club, Refunding, Series A, 4.00%, 11/15/48	5,000,000	5,130,650
Windsor Mobile Country Club, Series A, Pre-Refunded, 5.625%, 11/15/33	1,000,000	1,189,040
Windsor Mobile Country Club, Series A, Pre-Refunded, 6.00%, 11/15/48	4,000,000	4,833,280
California PFAR,
Henry Mayo Newhall Hospital, Refunding, 5.00%, 10/15/37	1,100,000	1,197,889
Henry Mayo Newhall Hospital, Refunding, 5.00%, 10/15/47	5,000,000	5,403,900
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/27	1,125,000	1,247,816
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/32	825,000	901,032
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/37	1,325,000	1,427,065
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/47	4,915,000	5,247,254
California School Finance Authority Charter School Revenue,
Aspire Public Schools-Obligated Group, Refunding, 5.00%, 8/01/46	2,500,000	2,696,100
Aspire Public Schools-Obligated Group, Refunding, Series B, 5.00%, 8/01/35	1,000,000	1,088,270
Aspire Public Schools-Obligated Group, Refunding, Series B, 5.00%, 8/01/45	1,100,000	1,186,999
Classical Academies Project, Refunding, Series A, 5.00%, 10/01/37	1,485,000	1,576,981
Classical Academies Project, Refunding, Series A, 5.00%, 10/01/44	2,805,000	2,958,770
Rocketship Education Obligated-Group, Series A, 5.00%, 6/01/34	750,000	785,708
Rocketship Education Obligated-Group, Series A, 5.125%, 6/01/47	845,000	883,000
Rocketship Education Obligated-Group, Series A, 5.25%, 6/01/52	980,000	1,026,197
Rocketship Public Schools-Obligated Group, Series G, 5.00%, 6/01/30	315,000	336,874
Rocketship Public Schools-Obligated Group, Series G, 5.00%, 6/01/37	360,000	377,532
Rocketship Public Schools-Obligated Group, Series G, 5.00%, 6/01/47	1,720,000	1,789,471
Summit Public Schools-Obligated Group, 5.00%, 6/01/47	1,500,000	1,633,620
California School Finance Authority Educational Facility Revenue,
River Springs Charter School, Series A, 5.00%, 7/01/30	2,000,000	2,119,640
River Springs Charter School, Series A, 5.00%, 7/01/37	2,000,000	2,081,320
River Springs Charter School, Series A, 5.00%, 7/01/47	1,975,000	2,044,856
River Springs Charter School, Series A, 5.00%, 7/01/52	1,340,000	1,377,346
California School Finance Authority School Facility Revenue,
Alliance for College-Ready Public Schools Projects, Series C, 5.00%, 7/01/46	10,000,000	10,879,600
Green Dot Public Schools Projects, Series A, 5.00%, 8/01/35	2,525,000	2,728,010
Green Dot Public Schools Projects, Series A, 5.00%, 8/01/45	3,500,000	3,731,525
Kipp LA Projects, Series A, 5.00%, 7/01/35	1,200,000	1,320,600
Kipp LA Projects, Series A, 5.00%, 7/01/45	1,675,000	1,826,822
Kipp LA Projects, Series A, 5.00%, 7/01/47	1,500,000	1,666,215
California State Educational Facilities Authority Revenue,
Chapman University, 5.00%, 4/01/40	5,000,000	5,509,000
Loma Linda University, Refunding, Series A, 5.00%, 4/01/42	8,500,000	9,570,405
University of the Pacific, Refunding, 5.00%, 11/01/36	3,000,000	3,351,480
University of San Francisco, Pre-Refunded, 6.125%, 10/01/36	980,000	1,117,533
University of San Francisco, Refunding, 6.125%, 10/01/36	1,020,000	1,154,314

franklintempleton.com	Annual Report	25

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State GO,
Various Purpose, 6.00%, 11/01/39	$13,000,000	$13,783,770
Various Purpose, FGIC Insured, 6.00%, 8/01/19	25,000	25,172
Various Purpose, Refunding, 5.00%, 3/01/45	5,000,000	5,677,900
California State Municipal Finance Authority Charter School Lease Revenue,
Santa Rosa Academy Project, 5.125%, 7/01/35	450,000	472,208
Santa Rosa Academy Project, 5.375%, 7/01/45	1,400,000	1,479,114
California State Municipal Finance Authority Charter School Revenue,
King/Chavez Academy of Excellence Project, Refunding and Improvement, Series A, 5.00%, 5/01/36	2,675,000	2,815,812
King/Chavez Academy of Excellence Project, Refunding and Improvement, Series A, 5.00%, 5/01/46	2,775,000	2,875,705
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/31	1,000,000	1,053,570
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/36	2,750,000	2,864,812
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/41	1,750,000	1,809,832
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/46	1,670,000	1,721,386
California State Municipal Finance Authority Revenue,
Biola University, Refunding, 5.00%, 10/01/36	1,100,000	1,268,080
Biola University, Refunding, 5.00%, 10/01/39	1,000,000	1,146,700
Biola University, Series A, Pre-Refunded, 5.625%, 10/01/23	6,000,000	6,082,560
Biola University, Series A, Pre-Refunded, 5.80%, 10/01/28	7,500,000	7,607,400
Biola University, Series A, Pre-Refunded, 5.875%, 10/01/34	6,000,000	6,087,360
California Baptist University, Series A, 5.00%, 11/01/36	2,500,000	2,708,500
California Baptist University, Series A, 5.375%, 11/01/40	5,000,000	5,494,000
California Baptist University, Series A, 5.50%, 11/01/45	10,000,000	11,040,800
Channing House Project, Refunding, Series A, California Mortgage Insured, 4.00%, 5/15/40	6,500,000	6,808,815
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/40	5,000,000	5,507,300
Community Medical Centers, Refunding, Series A, 4.00%, 2/01/42	10,000,000	10,190,400
The Creative Center of Los Altos Project Pinewood and Oakwood School, Refunding, Series B, 4.00%, 11/01/36	1,395,000	1,345,547
The Creative Center of Los Altos Project Pinewood and Oakwood School, Refunding, Series B, 4.50%, 11/01/46	1,600,000	1,609,968
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/37	2,625,000	2,937,480
Harbor Regional Center Project, Pre-Refunded, 8.50%, 11/01/39	5,000,000	5,469,550
Harbor Regional Center Project, Refunding, 5.00%, 11/01/32	3,020,000	3,416,345
Harbor Regional Center Project, Refunding, 5.00%, 11/01/39	6,525,000	7,248,557
Inland Regional Center Project, Refunding, 5.00%, 6/15/37	9,965,000	11,072,909
Kern Regional Center Project, Series A, 7.50%, 5/01/39	9,000,000	9,402,210
NorthBay Healthcare Group, 5.00%, 11/01/35	1,100,000	1,193,951
NorthBay Healthcare Group, 5.00%, 11/01/44	1,050,000	1,131,554
NorthBay Healthcare Group, Series A, 5.25%, 11/01/47	3,000,000	3,303,660
South Central Los Angeles Regional Center Project, 5.50%, 12/01/33	3,115,000	3,530,198
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	7,000,000	7,987,000
University of La Verne, Refunding, Series A, 5.00%, 6/01/43	5,000,000	5,685,850
California State Municipal Finance Authority Student Housing Revenue,
Bowles Hall Foundation, Series A, 5.00%, 6/01/35	600,000	656,166
Bowles Hall Foundation, Series A, 5.00%, 6/01/50	3,250,000	3,522,772
California State PCFA Solid Waste Disposal Revenue,
CalPlant I Project, Green Bonds, 7.00%, 7/01/22	3,500,000	3,610,740
CalPlant I Project, Green Bonds, 7.50%, 7/01/32	13,000,000	13,669,500
CalPlant I Project, Green Bonds, 8.00%, 7/01/39	6,500,000	7,062,510

26	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Public Works Board Lease Revenue,
Department of Corrections and Rehabilitation, California State Prison Los Angeles, Various Buildings, Series C, 5.75%, 10/01/31	$4,640,000	$5,177,869
Various Capital Projects, Series A, 5.125%, 10/01/31	3,605,000	3,949,710
California State University Revenue, Systemwide, Refunding, Series A, 5.00%, 11/01/47	14,980,000	17,159,890
California Statewide CDA Revenue,
Aldersly, Refunding, Series A, 5.00%, 5/15/32	750,000	835,958
Aldersly, Refunding, Series A, 5.00%, 5/15/40	1,010,000	1,117,121
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39.	5,000,000	5,259,450
Bentley School, Refunding, Series A, 7.00%, 7/01/40	8,675,000	9,434,583
California Baptist University, Refunding, Series A, 5.00%, 11/01/32.	1,135,000	1,253,199
California Baptist University, Refunding, Series A, 5.00%, 11/01/41.	1,875,000	2,031,431
California Baptist University, Series A, 5.125%, 11/01/23	715,000	764,535
California Baptist University, Series A, 6.125%, 11/01/33	1,565,000	1,805,713
California Baptist University, Series A, 6.375%, 11/01/43	4,035,000	4,659,941
California Baptist University, Series A, Pre-Refunded, 7.25%, 11/01/31	1,250,000	1,473,300
California Baptist University, Series A, Pre-Refunded, 7.50%, 11/01/41	2,750,000	3,263,865
Catholic Healthcare West, Series C, 5.625%, 7/01/35	5,000,000	5,017,300
Covenant Retirement Communities Inc., Series C, 5.625%, 12/01/36	8,000,000	9,103,680
Enloe Medical Center, Refunding, California Mortgage Insured, 5.00%, 8/15/38	6,000,000	6,876,780
Eskaton Properties Inc. Obligated Group, Refunding, 5.25%, 11/15/34	4,350,000	4,737,541
Henry Mayo Newhall Memorial Hospital, Series B, California Mortgage Insured, Pre-Refunded, 5.20%, 10/01/37	3,500,000	3,543,925
Huntington Memorial Hospital, 5.00%, 7/01/43	1,500,000	1,714,260
Huntington Memorial Hospital, 4.00%, 7/01/48	7,000,000	7,181,020
Huntington Memorial Hospital, Refunding, Series B, 5.00%, 7/01/44	4,450,000	4,930,377
Insured Senior Living Health Facility, Los Angeles Jewish Home for the Aging, Fountainview at
Gonda, Series A, California Mortgage Insured, 5.00%, 8/01/44.	2,450,000	2,723,224
Lancer Educational Student Housing Project, Refunding, Series A, 5.00%, 6/01/46	10,735,000	11,372,659
Loma Linda University Medical Center, Refunding, Series A, 5.25%, 12/01/44	8,550,000	9,282,906
Loma Linda University Medical Center, Series A, 5.00%, 12/01/41	5,500,000	5,900,235
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46	5,000,000	5,346,200
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56	6,500,000	7,051,070
Marin General Hospital Project, Green Bonds, Series A, 4.00%, 8/01/45	3,000,000	3,071,550
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.75%, 2/01/38	8,980,000	9,513,771
Monterey Institute International, 5.50%, 7/01/31	8,000,000	8,105,680
Statewide Community Infrastructure Program, Emerson Ranch Project, 5.00%, 9/02/35	2,000,000	2,173,060
Statewide Community Infrastructure Program, Emerson Ranch Project, 5.00%, 9/02/45	3,810,000	4,109,466
Statewide Community Infrastructure Program, Refunding, Series R1, 5.00%, 9/02/40	2,395,000	2,538,005
Statewide Community Infrastructure Program, Series A, 4.00%, 9/02/27	2,455,000	2,502,381
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/36	1,035,000	1,099,543
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/37	2,000,000	2,159,580
[d] Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/38	2,150,000	2,334,663
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/45	2,255,000	2,371,448
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/46	2,500,000	2,673,500
[d] Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/47	3,750,000	4,039,350
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/37	3,480,000	3,857,162
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/47	2,710,000	2,981,325
Statewide Community Infrastructure Program, Series C, 5.00%, 9/02/37	5,135,000	5,712,842
Statewide Community Infrastructure Program, Series C, 5.00%, 9/02/47	1,785,000	1,972,550
Viamonte Senior Living 1 Project, Series A, California Mortgage Insured, 4.00%, 7/01/43	1,250,000	1,302,650

franklintempleton.com	Annual Report	27

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue, (continued)
Viamonte Senior Living 1 Project, Series A, California Mortgage Insured, 4.00%, 7/01/47	$2,500,000	$2,594,525
California Statewide CDA Special Tax Revenue,
CFD No. 2015-01, Improvement Area No. 1, University District, Refunding, Series A, 5.00%, 9/01/36	1,000,000	1,095,170
CFD No. 2015-01, Improvement Area No. 1, University District, Refunding, Series A, 5.00%, 9/01/45	1,500,000	1,631,745
CFD No. 2015-01, Improvement Area No. 2, University District, 5.00%, 9/01/27	900,000	1,002,717
CFD No. 2015-01, Improvement Area No. 2, University District, 5.00%, 9/01/37	1,225,000	1,357,729
CFD No. 2015-01, Improvement Area No. 2, University District, 5.00%, 9/01/47	2,000,000	2,200,180
CFD No. 2016-02, Delta Coves, Series A, 5.00%, 9/01/46	11,155,000	11,169,836
California Statewide CDA Student Housing Revenue,
University of California, Irvine East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%, 5/15/40	1,500,000	1,681,410
University of California, Irvine East Campus Apartments, Phase IV-A, CHF-Irvine LLC, Series A, 5.00%, 5/15/42	5,360,000	6,069,771
Capistrano USD, CFD No. 2005-1 Special Tax, 5.50%, 9/01/43	4,955,000	5,425,527
Carson RDA, Tax Allocation Housing, Series A, 5.25%, 10/01/36	1,965,000	2,095,908
Casitas Municipal Water District Special Tax,
CFD No. 2013-1, Ojai, Series B, BAM Insured, 5.00%, 9/01/42	8,000,000	9,212,960
CFD No. 2013-1, Ojai, Series B, BAM Insured, 5.25%, 9/01/47	5,000,000	5,901,900
Centinela Valley UHSD,
GO, Los Angeles County, Capital Appreciation, Election of 2010, Refunding, Series B, AGMC Insured, zero cpn., 8/01/45	42,000,000	9,734,760
GO, Los Angeles County, Election of 2008, Series C, 5.00%, 8/01/35	4,195,000	4,738,882
Ceres USD,
GO, Stanislaus County, Capital Appreciation, Election of 2008, Series A, zero cpn., Pre-Refunded, 8/01/39	6,450,000	1,589,280
GO, Stanislaus County, Capital Appreciation, Election of 2008, Series A, zero cpn., Pre-Refunded, 8/01/40	6,730,000	1,542,785
Chatom USD, GO, Stanislaus County, Capital Appreciation, Election of 2006, Series C, XLCA Insured, zero cpn., 8/01/47	9,450,000	1,785,483
Chino CFD No. 2003-3 Special Tax, Improvement Area No. 6, 5.00%, 9/01/45	1,665,000	1,810,138
Chino CFD No. 2016-2 Special Tax, 5.00%, 9/01/42	1,535,000	1,683,665
City of Fullerton Special Assessment,
CFD No. 2, Amerige Heights, 5.00%, 9/01/34	1,075,000	1,143,607
CFD No. 2, Amerige Heights, 5.00%, 9/01/44	2,450,000	2,589,601
Clovis USD,
GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/27	7,500,000	5,808,600
GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/28	3,000,000	2,241,480
Coachella Valley USD,
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series D, AGMC Insured, zero cpn., 8/01/42	8,500,000	3,296,130
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series D, AGMC Insured, zero cpn., 8/01/43	3,000,000	1,113,090
Compton Community College District GO,
Election of 2002, Series B, Pre-Refunded, 6.625%, 8/01/27.	3,085,000	3,263,961
Election of 2002, Series B, Pre-Refunded, 6.75%, 8/01/34	4,000,000	4,237,760
Compton CRDA Tax Allocation,
Redevelopment Project, second lien, Series B, 5.70%, 8/01/30	2,255,000	2,388,022
Redevelopment Project, second lien, Series B, 6.00%, 8/01/42	3,460,000	3,680,437

28	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%, 9/01/32	$1,825,000	$1,830,785
Corona CFD No. 2003-2 Special Tax, Highlands Collection, 5.20%, 9/01/34	755,000	750,440
Corona-Norco USD, Special Tax, Refunding, CFD No. 5-1, 5.00%, 9/01/36	500,000	559,725
Cotati South Sonoma Business Park AD Special Assessment, Limited Obligation Improvement, 6.50%, 9/02/33	4,390,000	4,389,298
Cotati-Rohnert Park USD, GO, Election of 2014, Series C, BAM Insured, 5.00%, 8/01/45	4,000,000	4,487,120
CSD San Bernardino County GO,
Election of 2008, Series C, 5.00%, 8/01/44	3,615,000	4,097,422
Election of 2014, Series A, 5.00%, 8/01/44	7,375,000	8,359,194
Cudahy Community Development Commission Tax Allocation, City-Wide Redevelopment Project, Redevelopment Projects, Series B, 7.75%, 10/01/27	3,795,000	4,335,294
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile Home Park Acquisition Project, sub. bond, Refunding, Series B, 5.85%, 12/15/47	4,720,000	4,723,304
Dana Point CFD Special Tax No. 2006-1,
5.00%, 9/01/38	1,000,000	1,057,950
5.00%, 9/01/45	2,500,000	2,637,575
Del Mar Race Track Authority Revenue, Refunding, 5.00%, 10/01/35.	2,000,000	2,186,980
Del Paso Manor Water District Revenue COP, Phase I Improvement Project, 5.50%, 7/01/41	3,050,000	3,259,413
Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM, zero cpn., 12/01/28	28,450,000	16,795,173
Dublin CFD No. 1 Special Tax,
Improvement Area No. 1, Dublin Crossing, 5.00%, 9/01/27	1,000,000	1,112,100
Improvement Area No. 1, Dublin Crossing, 5.00%, 9/01/37	1,550,000	1,732,156
Improvement Area No. 1, Dublin Crossing, 5.00%, 9/01/47	4,500,000	4,965,255
El Dorado County Special Tax,
CFD No. 2014-1, Carson Creek, 4.00%, 9/01/43	1,250,000	1,266,350
CFD No. 2014-1, Carson Creek, 5.00%, 9/01/48	2,850,000	3,134,458
El Rancho USD, GO, Los Angeles County, Capital Appreciation, Election of 2003, NATL Insured, zero cpn., 8/01/29	2,400,000	1,640,304
Fairfield Special Tax,
CFD No. 3, North Cordelia General Improvements, 6.00%, 9/01/32	1,200,000	1,212,048
CFD No. 3, North Cordelia General Improvements, 6.00%, 9/01/37	5,810,000	5,868,332
Fillmore Special Tax,
CFD No. 5 Improvement Area A, Heritage Valley Parks, Series A, 5.00%, 9/01/40	1,500,000	1,630,320
CFD No. 5 Improvement Area A, Heritage Valley Parks, Series A, 5.00%, 9/01/45	2,630,000	2,851,893
Folsom Ranch Financing Authority Special Tax Revenue, 5.00%, 9/01/47	3,000,000	3,278,190
[d] CFD No. 20, Russell Ranch, 5.00%, 9/01/28	600,000	671,496
[d] CFD No. 20, Russell Ranch, 5.00%, 9/01/33	530,000	584,495
[d] CFD No. 20, Russell Ranch, 5.00%, 9/01/38	850,000	927,707
[d] CFD No. 20, Russell Ranch, 5.00%, 9/01/48	1,675,000	1,813,037
Fontana Special Tax,
CFD No. 80, Bella Strada, 5.00%, 9/01/46	1,000,000	1,100,920
CFD No. 81, Gabriella, 4.00%, 9/01/43	1,000,000	1,004,970
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	75,000,000	26,163,000
Capital Appreciation, senior lien, Refunding, Series A, zero cpn., 1/15/33	19,000,000	10,365,070
junior lien, Refunding, Series C, 6.50%, 1/15/43	40,000,000	46,934,000
Refunding, Sub Series B-1, 3.95%, 1/15/53	25,000,000	25,170,750

franklintempleton.com	Annual Report	29

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Fremont CFD No. 1 Special Tax,
Pacific Commons, Refunding, 5.00%, 9/01/40	$4,655,000	$5,113,611
Pacific Commons, Refunding, 5.00%, 9/01/45	3,255,000	3,566,959
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Capital Appreciation, Second Subordinate, Refunding, Series C, zero cpn., 6/01/47	50,000,000	7,525,500
Asset-Backed, Senior, Refunding, Series A-1, 5.00%, 6/01/33	42,875,000	43,089,375
Asset-Backed, Senior, Refunding, Series A-2, 5.30%, 6/01/37	5,000,000	5,146,500
Asset-Backed, Senior, Series A, 5.75%, 6/01/47	15,000,000	15,075,000
Asset-Backed, Series A, 5.00%, 6/01/45	42,630,000	48,028,663
Goleta RDA Tax Allocation, Goleta Old Town Redevelopment Project, 8.00%, 6/01/44	5,000,000	5,020,450
Hanford Joint UHSD,
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/32	3,635,000	2,252,137
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/33	3,705,000	2,186,358
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/35	4,120,000	2,207,496
Hartnell Community College District GO,
Monterey and San Benito Counties, Capital Appreciation, Election of 2002, Series D, Pre- Refunded, zero cpn., 8/01/44	30,000,000	4,590,600
Monterey and San Benito Counties, Capital Appreciation, Election of 2002, Series D, zero cpn., 8/01/49	10,000,000	3,029,100
Imperial Community College District GO, Imperial County, Capital Appreciation, Election of 2010, Series A, AGMC Insured, Pre-Refunded, 6.75%, 8/01/40	3,500,000	4,565,470
Imperial County Special Tax, CFD No. 98-1, 6.50%, 9/01/31	5,705,000	5,715,155
Independent Cities Finance Authority Mobile Home Park Revenue,
Lamplighter Salinas Mobilehome Park, Series A, 6.25%, 7/15/45	2,465,000	2,643,022
Lamplighter Salinas Mobilehome Park, Series A, 6.25%, 7/15/50	2,000,000	2,128,700
Pillar Ridge, Series A, 5.25%, 5/15/44	2,015,000	2,187,927
Pillar Ridge, Series A, 5.25%, 5/15/49	4,800,000	5,198,544
San Juan Mobile Estates, Refunding, 5.00%, 8/15/45	5,000,000	5,469,950
San Juan Mobile Estates, Refunding, 5.00%, 8/15/50	4,900,000	5,289,354
Indio CFD Special Tax, No. 2004-3, Terra Lago, Improvement Area No. 1, Refunding, 5.00%, 9/01/35	1,240,000	1,331,735
Inland Valley Development Agency Successor Agency Tax Allocation,
Refunding, Series A, 5.25%, 9/01/37	7,500,000	8,383,650
Refunding, Series A, 5.00%, 9/01/44	9,000,000	9,788,940
Irvine Special Tax Revenue,
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/39	1,000,000	1,082,230
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/44	1,500,000	1,619,865
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/49	2,750,000	2,952,235
Irvine USD Special Tax,
CFD No. 06-1, Portola Springs, 6.70%, 9/01/35	2,565,000	2,760,709
CFD No. 09-1, Series A, 5.00%, 9/01/42	700,000	781,676
CFD No. 09-1, Series B, 5.00%, 9/01/42	1,000,000	1,116,680
CFD No. 09-1, Series B, 5.00%, 9/01/51	2,500,000	2,772,950
CFD No. 09-1, Series C, 5.00%, 9/01/47	1,000,000	1,115,010
CFD No. 09-1, Series C, 4.00%, 9/01/53	1,260,000	1,261,865
CFD No. 09-1, Series D, 5.00%, 9/01/49	1,000,000	1,110,840
Jurupa PFA Special Tax Revenue,
Refunding, Series A, 5.00%, 9/01/42	2,220,000	2,480,295
Refunding, Series A, 5.00%, 9/01/43	4,000,000	4,388,720
sub. lien, Series B, 5.00%, 9/01/40	4,000,000	4,330,120
Kaweah Delta Health Care District Revenue, Series B, 5.00%, 6/01/40	3,250,000	3,552,120
La Verne COP, Brethren Hillcrest Homes, 5.00%, 5/15/36	1,430,000	1,505,719

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FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
La Verne Mobile Home Park Revenue, Copacabana Mobilehome Park, Refunding, 5.00%, 6/15/49	$1,765,000	$1,861,634
Lake Elsinore PFA Local Agency Revenue,
AD No. 93-1, Refunding, Series B, 5.125%, 9/02/30	4,980,000	5,505,241
Canyon Hills Improvement Area Development, Series A, 5.75%, 9/01/44	3,240,000	3,519,871
CFD No. 98-1, Series C, 5.25%, 9/01/33	8,000,000	8,652,800
Lake Tahoe USD, GO, Election of 2008, Convertible Capital Appreciation, zero cpn. to 8/01/25, 5.30% thereafter, 8/01/40	1,140,000	962,114
Lammersville Joint USD Special Tax, CFD No. 2014-1, Improvement Area No. 1, Mountain House School Facilities, 5.00%, 9/01/47	4,000,000	4,400,360
Lancaster RDA Successor Agency Tax Allocation, Combined Redevelopment Project Areas, Housing Programs, Refunding, AGMC Insured, 4.00%, 8/01/39	3,500,000	3,681,545
Lancaster RDA Tax Allocation,
Combined Redevelopment Project Areas, Housing Programs, Pre-Refunded, 6.875%, 8/01/34	2,000,000	2,120,540
Combined Redevelopment Project Areas, Housing Programs, Pre-Refunded, 6.875%, 8/01/39	2,000,000	2,120,540
Las Virgenes USD, GO, Election of 2006, Convertible Capital Appreciation, Series C, zero cpn. to 8/01/26, 6.75% thereafter, 8/01/33	8,050,000	7,382,655
Lathrop Financing Authority Revenue,
Mossdale Village, Refunding, Series A, 6.00%, 9/02/28	1,010,000	1,109,152
Mossdale Village, Refunding, Series A, 6.00%, 9/02/29	1,070,000	1,170,794
Mossdale Village, Refunding, Series A, 6.00%, 9/02/30	1,075,000	1,173,072
Mossdale Village, Refunding, Series A, 5.50%, 9/02/35	3,670,000	3,863,996
Lee Lake PFAR,
Special Tax, junior lien, Refunding, Series B, 5.25%, 9/01/32	1,170,000	1,262,851
Special Tax, junior lien, Refunding, Series B, 5.375%, 9/01/35	805,000	868,466
Lemon Grove CDA Successor Agency Tax Allocation, Lemon Grove Redevelopment Project Area, Refunding, AGMC Insured, 4.00%, 8/01/34	1,000,000	1,068,720
Lemon Grove School District GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn. to 8/01/28, 6.10% thereafter, 8/01/45	6,500,000	5,361,070
Local Public Schools Funding Authority School Facilities ID No. 2016-1 GO, Election of 2016, Series A, BAM Insured, 5.00%, 8/01/46	2,000,000	2,302,600
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%, 11/15/29	4,630,000	5,433,166
Long Beach Marina Revenue,
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/34	1,300,000	1,450,709
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/40	3,500,000	3,864,350
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/45	2,500,000	2,745,600
Los Alamitos USD,
COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter, 8/01/34	1,500,000	1,395,045
COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter, 8/01/42	4,500,000	4,136,985
Los Angeles County Schools Regionalized Business Services Corp. COP, Pooled Financing Program, Antelope Valley Community College District, Series C, Pre-Refunded, 5.00%, 6/01/30	2,200,000	2,346,058
Mendocino-Lake Community College District GO,
Capital Appreciation, Election of 2006, Series B, AGMC Insured, zero cpn. to 8/01/21, 6.55% thereafter, 8/01/36	5,150,000	5,825,937
Capital Appreciation, Election of 2006, Series B, AGMC Insured, zero cpn. to 8/01/26, 6.85% thereafter, 8/01/40	7,500,000	7,180,425
Menifee USD Special Tax,
CFD No. 2011-1, Improvement Area No. 3, 5.00%, 9/01/43	1,000,000	1,104,870
CFD No. 2011-1, Improvement Area No. 3, 5.00%, 9/01/48	1,500,000	1,652,250
Merced RDA Tax Allocation, Merced Gateways Redevelopment Project, Series A, Pre-Refunded, 6.50%, 9/01/39	6,250,000	6,623,250
Merced UHSD, GO, Capital Appreciation, Election of 2008, Series C, Pre-Refunded, zero cpn., 8/01/41	10,000,000	2,341,500

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FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Monrovia Financing Authority Water and Sewer Revenue, AGMC Insured, 5.00%, 12/01/45	$2,500,000	$2,787,075
Moreland School District GO, Election of 2010, Series B, 5.00%, 8/01/41	4,045,000	4,568,059
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	32,300,000	45,892,486
North Natomas CFD Special Tax, No. 4, Refunding, Series E, 5.25%, 9/01/33	3,000,000	3,354,330
Oak Park USD, GO, Capital Appreciation, Series A, zero cpn. to 8/01/21, 7.10% thereafter, 8/01/38	6,600,000	7,600,758
Oakdale PFAR, Refunding, 5.00%, 9/01/35	1,270,000	1,373,137
Oakland USD Alameda County GO, Election of 2012, Pre-Refunded, 6.625%, 8/01/38	5,000,000	5,743,950
Oakley PFAR,
Contra Costa County, Refunding, 5.30%, 9/02/34	995,000	1,077,267
Contra Costa County, Refunding, BAM Insured, 5.00%, 9/02/36	1,500,000	1,680,495
Ontario CFD No. 28 Special Tax,
New Haven Facilities, Area A, 5.00%, 9/01/42	1,000,000	1,093,900
New Haven Facilities, Area A, 5.00%, 9/01/47	500,000	545,480
Ontario CFD No. 31 Special Tax, Amberly Lane, Carriage House, 5.00%, 9/01/47	1,100,000	1,205,589
Ontario CFD No. 34 Special Tax, Countryside Phase 1 North-Facilities, 4.00%, 9/01/48	1,000,000	1,003,790
Orange County CFD No. 2015-1 Special Tax,
Village of Esencia, Series A, 5.00%, 8/15/34	1,530,000	1,692,257
Village of Esencia, Series A, 5.25%, 8/15/45	5,000,000	5,555,550
Orange County CFD No. 2017-1 Special Tax,
Village of Esencia, Improvement Area No. 1, Series A, 5.00%, 8/15/42	6,230,000	6,991,244
Village of Esencia, Improvement Area No. 1, Series A, 5.00%, 8/15/47	10,000,000	11,176,500
Orchard School District GO, Election of 2001, Series B, AGMC Insured, Pre-Refunded, 6.00%, 8/01/36 .	3,000,000	3,276,840
Oro Grande Elementary School District COP,
5.875%, 9/15/37	14,000,000	14,985,740
6.125%, 9/15/40	1,500,000	1,623,570
Palomar Health COP,
Palomar Health and Arch Health Partners Inc., 4.00%, 11/01/38	5,000,000	4,999,850
Palomar Health and Arch Health Partners Inc., 4.00%, 11/01/47	7,500,000	7,384,875
Palomar Health Revenue,
Refunding, 5.00%, 11/01/36	6,250,000	6,813,437
Refunding, 5.00%, 11/01/39	5,000,000	5,413,250
Palomar Pomerado Health COP,
Pre-Refunded, 6.00%, 11/01/30	10,000,000	11,032,800
Pre-Refunded, 6.75%, 11/01/39	15,550,000	16,662,758
Paramount USD, GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/51	25,000,000	2,956,250
Paso Robles Joint USD, GO, Capital Appreciation, Election of 2006, Series A, zero cpn., 9/01/45	15,000,000	4,933,650
Perris CFD No. 2001-2 Special Tax, Villages of Avalon, Refunding, Series A, 5.25%, 9/01/32	4,500,000	4,941,675
Perris Joint Powers Authority Local Agency Revenue,
CFD No. 2001-1, Improvement Area Nos. 6 and 7, Refunding, Series E, 4.25%, 9/01/38	4,195,000	4,312,921
CFD No. 2014-1, Improvement Area No. 2, Avelina, Series A, 4.00%, 9/01/48	2,530,000	2,546,824
May Farms, Improvement Area Nos. 1, 2 and 3, Refunding, Series A, 5.375%, 9/01/33	1,980,000	2,182,178
Willowbrook, Refunding, Series B, 5.25%, 9/01/33	3,830,000	4,068,992
Perris PFAR Tax Allocation, Housing Loan, Series A, 6.125%, 10/01/40	3,135,000	3,417,526
Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32	5,670,000	5,721,257
Pittsburg USD,
GO, Capital Appreciation, Election of 2010, Series C, zero cpn., 8/01/47	9,000,000	1,872,180
GO, Capital Appreciation, Election of 2010, Series C, zero cpn., 8/01/52	15,000,000	2,238,300
Porterville PFA Sewer Revenue, Series A, 5.625%, 10/01/36	5,000,000	5,574,950
Poway RDA Successor Agency Tax Allocation, Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/30	3,500,000	4,258,870

32	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Poway USD Special Tax, CFD No. 15, Del Sur East, Improvement Area C, 5.00%, 9/01/46	$2,000,000	$2,205,540
Rancho Cordova CFD No. 2005-1 Special Tax,
Sunridge North Douglas, 5.00%, 9/01/40	1,200,000	1,308,588
Sunridge North Douglas, 5.00%, 9/01/45	1,250,000	1,358,963
Redondo Beach USD, GO, Election of 2008, Capital Appreciation, Series E, zero cpn. to 8/01/22, 6.20% thereafter, 8/01/31	2,750,000	2,890,690
Richland School District GO, Capital Appreciation, Election of 2008, Refunding, Series C, AGMC Insured, zero cpn., 8/01/49	22,000,000	5,659,720
Rio Elementary School District CFD No. 1 Special Tax, 5.50%, 9/01/39	6,915,000	7,779,513
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn. to 8/01/24, 6.85% thereafter, 8/01/42	13,000,000	13,893,880
Riverbank USD,
GO, Election of 2005, Series B, Assured Guaranty, zero cpn., 8/01/38	6,690,000	3,028,764
GO, Election of 2005, Series B, Assured Guaranty, zero cpn., 8/01/43	8,750,000	3,191,562
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 7.00%, 12/01/31	1,425,000	1,658,372
Desert Communities Redevelopment Project Area, second lien, Series D, 7.25%, 12/01/37	2,505,000	2,936,211
Housing, Series A, Pre-Refunded, 6.00%, 10/01/39	3,000,000	3,300,000
Housing, Series A, Pre-Refunded, 7.125%, 10/01/42	1,750,000	2,045,680
Jurupa Valley Redevelopment Project Area, Series B, 6.75%, 10/01/30	1,200,000	1,377,840
Riverside County Redevelopment Successor Agency Tax Allocation, Housing, Refunding, Series A, AGMC Insured, 4.00%, 10/01/37	6,000,000	6,223,860
Riverside County Special Tax, CFD No. 03-1, Newport Road, Refunding, 5.00%, 9/01/30	1,500,000	1,656,060
Riverside County Transportation Commission Toll Revenue,
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/43	7,500,000	2,552,250
senior lien, Series A, 5.75%, 6/01/44.	5,000,000	5,559,500
Riverside PFA Local Measure Sales Tax Revenue, Payment Rehabilitation Project, AGMC Insured, 5.00%, 6/01/33	4,280,000	4,722,081
Riverside USD Special Tax,
CFD No. 32, 4.00%, 9/01/43	1,600,000	1,616,016
CFD No. 32, 4.00%, 9/01/48	1,850,000	1,862,303
RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, BAM Insured, 5.00%, 9/01/41	3,000,000	3,409,290
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, Pre-Refunded, 6.75%, 9/01/29	2,630,000	2,795,111
The Romoland School District Special Tax,
CFD No. 2004-1, Heritage Lake, Improvement Area No. 3, Refunding, 5.00%, 9/01/36	1,500,000	1,615,005
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/35	4,690,000	5,174,196
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/38	3,000,000	3,295,560
CFD No. 2006-1, Brendle Mills, Refunding, 5.00%, 9/01/44	1,120,000	1,234,867
CFD No. 91-1, Refunding, 5.00%, 9/01/41	1,265,000	1,411,538
Roseville Special Tax,
Fiddyment Ranch CFD No. 5, Public Facilities, Refunding, 5.00%, 9/01/32	1,265,000	1,373,056
Fiddyment Ranch CFD No. 5, Public Facilities, Refunding, 5.00%, 9/01/47	6,500,000	6,951,035
HP Campus Oaks CFD No. 1, Public Facilities, 5.00%, 9/01/36	1,550,000	1,662,313
HP Campus Oaks CFD No. 1, Public Facilities, 5.50%, 9/01/46	4,050,000	4,457,754
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/29	500,000	550,235
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/34	1,100,000	1,191,102
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/39	1,885,000	2,025,791
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/44	1,650,000	1,766,589
Westpark CFD No. 1, Public Facilities, Refunding, 5.00%, 9/01/32	1,120,000	1,253,179
Westpark CFD No. 1, Public Facilities, Refunding, 5.00%, 9/01/33	1,000,000	1,116,160

franklintempleton.com	Annual Report	33

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Roseville Special Tax, (continued)
Westpark CFD No. 1, Public Facilities, Refunding, 5.00%, 9/01/37	$1,250,000	$1,385,825
Rowland USD,
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/34	5,000,000	2,700,550
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/39	15,000,000	6,384,600
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/42	10,750,000	4,350,310
Sacramento Area Flood Control Agency Special Assessment, Natomas Basin Local Assessment, Refunding, BAM Insured, 5.00%, 10/01/44	2,000,000	2,210,600
Sacramento County Airport System Revenue, Senior, Series B, AGMC Insured, 5.25%, 7/01/39	7,000,000	7,020,160
Sacramento Special Tax,
Natomas Central CFD No. 2, 5.00%, 9/01/46	1,815,000	1,982,543
Natomas Meadows CFD No. 1, Improvement Area No. 1, 5.00%, 9/01/32	300,000	322,251
Natomas Meadows CFD No. 1, Improvement Area No. 1, 5.00%, 9/01/37	710,000	753,651
Natomas Meadows CFD No. 1, Improvement Area No. 1, 5.00%, 9/01/47	1,900,000	2,009,345
San Bernardino Community College District GO,
Capital Appreciation, Election of 2008, Series A, zero cpn., 8/01/44	12,495,000	4,317,147
Election of 2008, Series D, 5.00%, 8/01/45	2,755,000	3,107,475
Election of 2008, Series D, 5.00%, 8/01/48	3,760,000	4,233,309
San Bernardino County Special Tax,
CFD No. 2006-1, Improvement Area No. 1, Lytle Creek North, 5.00%, 9/01/40	1,000,000	1,086,500
CFD No. 2006-1, Improvement Area No. 2, Lytle Creek North, Refunding, 5.00%, 9/01/45	1,000,000	1,083,190
San Buenaventura Revenue,
Community Memorial Health System, 8.00%, 12/01/31	10,000,000	11,491,800
Community Memorial Health System, 7.50%, 12/01/41	5,000,000	5,617,000
San Clemente Special Tax,
CFD No. 2006-1, 5.00%, 9/01/40	1,780,000	1,944,632
CFD No. 2006-1, 5.00%, 9/01/46	2,475,000	2,695,671
San Diego County Regional Airport Authority Revenue,
Subordinate, Series B, 5.00%, 7/01/42	2,500,000	2,849,825
Subordinate, Series B, 5.00%, 7/01/47	2,750,000	3,123,230
San Diego RDA Tax Allocation Revenue,
City Heights Redevelopment Project, Series A, Pre-Refunded, 5.625%, 9/01/40	2,315,000	2,519,854
Naval Training Center Redevelopment Project, Series A, Pre-Refunded, 5.75%, 9/01/40	3,000,000	3,273,690
San Diego Tobacco Settlement Revenue, Funding Corp., Subordinate, Refunding, Series C, 4.00%, 6/01/32	1,000,000	1,024,170
San Diego USD,
GO, Capital Appreciation, Election of 2008, Series A, Pre-Refunded, zero cpn. to 7/01/19, 6.00% thereafter, 7/01/33	10,000,000	11,509,600
GO, Capital Appreciation, Election of 2008, Series C, zero cpn. to 7/01/30, 6.625% thereafter, 7/01/47	26,025,000	21,180,706
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	6,940,000	4,711,427
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	13,500,000	9,399,510
San Francisco City and County Airport Commission International Airport Revenue, Second Series, Series D, 5.00%, 5/01/48	10,000,000	11,527,000
San Francisco City and County RDA Successor Agency CFD No. 6 Special Tax, Mission Bay South Public Improvements, Capital Appreciation, Refunding, Series C, zero cpn., 8/01/43	10,000,000	2,527,000

34	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Francisco City and County RDA Successor Agency Tax Allocation,
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/43	$2,500,000	$2,804,525
Mission Bay South Redevelopment Project, Subordinate, Series D, zero cpn., 8/01/23	2,000,000	1,587,380
Mission Bay South Redevelopment Project, Subordinate, Series D, zero cpn., 8/01/26	3,000,000	2,049,870
Mission Bay South Redevelopment Project, Subordinate, Series D, zero cpn., 8/01/31	6,000,000	3,169,200
Mission Bay South Redevelopment Project, Subordinate, Series D, zero cpn., 8/01/43	16,500,000	4,705,140
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue,
Mission Bay North Redevelopment Project, Series C, Pre-Refunded, 6.75%, 8/01/41	1,000,000	1,130,960
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 7.00%, 8/01/33	1,000,000	1,137,430
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.625%, 8/01/39	2,265,000	2,397,752
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 7.00%, 8/01/41	1,500,000	1,706,145
San Francisco Redevelopment Projects, Series B, Pre-Refunded, 6.625%, 8/01/41	2,500,000	2,819,325
San Gorgonio Memorial Healthcare District GO, Riverside County, Refunding, 5.00%, 8/01/39	15,000,000	16,541,850
San Joaquin Delta Community College District GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/30	3,900,000	1,949,103
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, junior lien, ETM, zero cpn., 1/01/28	19,150,000	15,010,344
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,475,000	15,190,500
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/32	50,225,000	29,607,135
junior lien, Refunding, Series B, 5.25%, 1/15/44	35,000,000	38,370,500
junior lien, Refunding, Series B, 5.25%, 1/15/49	75,000,000	81,992,250
San Jose Airport Revenue,
Refunding, Series A, 5.00%, 3/01/36.	2,250,000	2,567,655
Refunding, Series A, 5.00%, 3/01/37.	2,500,000	2,848,850
Refunding, Series A, BAM Insured, 4.00%, 3/01/42	5,000,000	5,118,450
Refunding, Series B, 5.00%, 3/01/42	2,550,000	2,945,862
San Mateo Special Tax,
CFD No. 2008-1, Bay Meadows, 5.875%, 9/01/32	1,500,000	1,674,915
CFD No. 2008-1, Bay Meadows, 5.375%, 9/01/38	2,500,000	2,722,225
CFD No. 2008-1, Bay Meadows, 6.00%, 9/01/42	5,000,000	5,586,650
CFD No. 2008-1, Bay Meadows, 5.50%, 9/01/44	3,300,000	3,601,389
Santa Barbara Elementary School District GO, Capital Appreciation, Election of 2010, Series A, zero cpn. to 8/01/23, 7.00% thereafter, 8/01/36	8,000,000	8,838,320
Santa Cruz County RDA Tax Allocation, Live Oak/Soquel Community Improvement Project Area, Series A, Pre-Refunded, 6.625%, 9/01/29	2,650,000	2,812,312
Santa Margarita Water District Special Tax,
CFD No. 2013-1, Village of Sendero, 5.625%, 9/01/36	3,000,000	3,279,420
CFD No. 2013-1, Village of Sendero, 5.625%, 9/01/43	10,000,000	10,928,900
Santa Paula Utility Authority Wastewater Enterprise Revenue, Series A, 5.00%, 2/01/40	7,105,000	7,852,730
Santee Community Development Commission Tax Allocation,
Santee Community Redevelopment Project, Series A, Pre-Refunded, 7.00%, 8/01/31	1,800,000	2,044,854
Santee Community Redevelopment Project, Series A, Pre-Refunded, 7.00%, 8/01/41	2,820,000	3,203,605
Saugus Castaic School Facilities Financing Authority Special Tax,
CFD No. 2006-1C, 5.875%, 9/01/33	1,370,000	1,537,757
CFD No. 2006-1C, 6.00%, 9/01/43	3,450,000	3,877,144
Saugus USD Special Tax, Senior CFD No. 2006-1, 4.25%, 9/01/44	2,500,000	2,542,375
Saugus/Hart School Facilities Financing Authority Special Tax,
CFD No. 2006-1 Saugus USD, Refunding, 5.00%, 9/01/41	1,250,000	1,374,350
CFD No. 2006-1 Saugus USD, Refunding, 5.00%, 9/01/46	1,250,000	1,369,913

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FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Silicon Valley Clean Water Wastewater Revenue,
5.00%, 8/01/40	$1,750,000	$1,983,537
5.00%, 8/01/45	1,500,000	1,690,875
Simi Valley AD No. 98-1 Special Assessment, Madera/Royal Public Improvements, Limited Obligation Improvements, 7.30%, 9/02/24	1,330,000	1,336,038
Siskiyou UHSD, GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/49	15,015,000	3,859,005
Sonoma CDA Tax Allocation, Redevelopment Project, 7.00%, 12/01/30	2,115,000	2,461,374
St. Helena USD, GO, Capital Appreciation, zero cpn. to 8/01/25, 6.45% thereafter, 6/01/36	10,000,000	9,969,700
Sulphur Springs USD Special Tax Revenue,
CFD No. 2006-1, 5.00%, 9/01/43	1,410,000	1,551,578
CFD No. 2006-1, 5.00%, 9/01/47	1,820,000	1,998,433
Susanville PFAR,
Utility Enterprises Project, Refunding, Sub Series B, 5.50%, 6/01/30	1,185,000	1,226,985
Utility Enterprises Project, Refunding, Sub Series B, 5.875%, 6/01/35	1,660,000	1,719,909
Utility Enterprises Project, Refunding, Sub Series B, 6.00%, 6/01/45	6,180,000	6,397,783
Susanville School District GO, Capital Appreciation, Election of 2008, AGMC Insured, zero cpn., 8/01/49	17,505,000	4,464,475
Temecula RDA Tax Allocation Revenue, Housing, Redevelopment Project No. 1, Series A, Pre- Refunded, 7.00%, 8/01/39	2,100,000	2,433,039
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
Asset-Backed, Series A-1, 5.375%, 6/01/38	5,000,000	5,008,500
Asset-Backed, Series A-1, 5.50%, 6/01/45	800,000	801,072
Capital Appreciation, Asset-Backed, Series A-2, 5.40%, 6/01/27	1,250,000	1,250,275
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
First Subordinate Capital Appreciation, Series B, zero cpn., 6/01/46	10,000,000	1,696,100
Second Subordinate Capital Appreciation, Refunding, Series C, zero cpn., 6/01/46	25,000,000	4,171,750
Torrance USD, GO, Capital Appreciation, Election of 2008, Measure Z, Series B-1, zero cpn., 8/01/34	5,640,000	2,813,063
Truckee-Donner PUD Special Tax,
CFD No. 04-1, 5.20%, 9/01/25	2,985,000	2,959,926
CFD No. 04-1, 5.75%, 9/01/29	2,955,000	2,966,672
CFD No. 04-1, 5.25%, 9/01/30	5,025,000	4,940,027
CFD No. 04-1, 5.80%, 9/01/35	4,505,000	4,522,209
Tulare RDA Tax Allocation, Merged Tulare Redevelopment Projects, Series A, Pre-Refunded, 6.25%, 8/01/40	3,540,000	3,877,433
Tulare Sewer Revenue, Pre-Refunded, 6.50%, 11/15/45	10,000,000	10,782,300
Turlock PFA Tax Allocation Revenue, Pre-Refunded, 7.50%, 9/01/39	3,750,000	4,325,700
Tustin CFD No. 06-1 Special Tax, Legacy/Columbus Villages, Series A, 5.00%, 9/01/37	1,000,000	1,134,140
Tustin CFD No. 07-1 Special Tax, Tustin Legacy/Retail Center, Refunding, Series A, 5.00%, 9/01/37	2,330,000	2,550,185
Tustin CFD No. 14-1 Special Tax,
Legacy/Standard Pacific, Series A, 5.00%, 9/01/40	750,000	827,430
Legacy/Standard Pacific, Series A, 5.00%, 9/01/45	1,000,000	1,099,870
Tustin USD,
CFD No. 06-1 Special Tax, Pre-Refunded, 5.75%, 9/01/30	1,000,000	1,088,910
CFD No. 06-1 Special Tax, Pre-Refunded, 6.00%, 9/01/40	3,000,000	3,283,170
Union City CRDA Successor Agency Tax Allocation Revenue,
Community Redevelopment Project, Refunding, Series A, 5.00%, 10/01/35	1,365,000	1,572,344
Community Redevelopment Project, Refunding, Series A, 5.00%, 10/01/36	1,000,000	1,149,750
University of California Revenue, Refunding, Series AO, 5.00%, 5/15/40	5,000,000	5,720,550

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FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

		Principal Amount	Value
	Municipal Bonds (continued)
	California (continued)
	Val Verde USD Special Tax Revenue,
	Refunding, 5.00%, 9/01/29	$3,200,000	$3,499,936
	Refunding, 5.00%, 9/01/37	2,000,000	2,173,660
	Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31	3,255,000	3,264,895
	Vernon Electric System Revenue, Series A, 5.50%, 8/01/41	7,500,000	8,175,450
	Victor Elementary School District GO, Election of 2008, Refunding, Series B, 5.00%, 8/01/42	5,455,000	6,136,875
	Victor Valley Community College District GO, Capital Appreciation, Election of 2002, Series C, zero cpn., 6/01/49	11,940,000	3,368,990
	Washington Township Health Care District Revenue,
	Refunding, Series B, 4.00%, 7/01/35	2,000,000	2,027,340
	Refunding, Series B, 4.00%, 7/01/36	1,900,000	1,923,066
	Series A, 5.50%, 7/01/38	2,890,000	3,059,383
	West Hollywood Community Development Commission Tax Allocation,
	East Side Redevelopment Project, Series A, 7.25%, 9/01/31	1,000,000	1,172,560
	East Side Redevelopment Project, Series A, 7.50%, 9/01/42	5,000,000	5,882,950
	Woodland Davis Clean Water Agency Water Revenue, Subordinate, Refunding, Series A, AGMC Insured, 5.00%, 3/01/39	1,600,000	1,804,224
	Woodland Finance Authority Water Revenue,
	6.00%, 3/01/36	1,000,000	1,101,930
	6.00%, 3/01/41	1,500,000	1,650,795
	Yorba Linda RDA Tax Allocation, Redevelopment Project, sub. lien, Series A, Pre-Refunded, 6.50%, 9/01/32	2,750,000	3,154,195
	Yucaipa Special Tax,
	CFD No. 98-1 Chapman Heights, Refunding, 5.00%, 9/01/26	1,000,000	1,066,400
	CFD No. 98-1 Chapman Heights, Refunding, 5.375%, 9/01/30	1,800,000	1,936,224
	Yucca Valley RDA Tax Allocation,
	Yucca Valley Redevelopment Project No. 1, 5.50%, 6/01/28	2,110,000	2,117,975
	Yucca Valley Redevelopment Project No. 1, 5.75%, 6/01/38	5,485,000	5,489,004

			2,294,004,884

	U.S. Territories 2.7%
	Guam 1.3%
	Government of Guam GO, Series A, Pre-Refunded, 7.00%, 11/15/39	5,000,000	5,362,250
	Guam Government Waterworks Authority Water and Wastewater System Revenue,
	5.00%, 1/01/46	10,000,000	10,606,000
	Pre-Refunded, 5.625%, 7/01/40	4,000,000	4,304,240
	Refunding, 5.00%, 7/01/36	1,755,000	1,886,853
	Refunding, 5.00%, 7/01/37	1,500,000	1,611,990
	Refunding, 5.00%, 7/01/40	3,000,000	3,214,530
	Guam Power Authority Revenue, Refunding, Series A, 5.00%, 10/01/40	4,750,000	5,132,945

			32,118,808

	Northern Mariana Islands 0.2%
	Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A, 6.60%, 3/15/28	5,780,000	5,751,100

	Puerto Rico 1.2%
[e]	Puerto Rico Electric Power Authority Power Revenue,
	Refunding, Series A, 5.00%, 7/01/29	10,000,000	3,925,000
	Refunding, Series A, 5.00%, 7/01/42	6,000,000	2,355,000
	Series A, 7.00%, 7/01/33	25,000,000	9,812,500
	Series A, 6.75%, 7/01/36	11,735,000	4,605,987
	Series A, 7.00%, 7/01/43	5,000,000	1,962,500

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FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

		Principal Amount	Value
	Municipal Bonds (continued)
	U.S. Territories (continued)
	Puerto Rico (continued)
[e]	Puerto Rico Electric Power Authority Power Revenue, (continued)
	Series A-4, zero cpn., 7/01/19	$1,601,766	$636,702
	Series B, zero cpn., 7/01/19	1,601,765	636,702
	Series E-1, zero cpn., 1/01/21	1,768,493	702,976
	Series E-2, zero cpn., 7/01/21	1,768,493	702,976
	Series E-3, zero cpn., 1/01/22	600,000	237,750

	Series E-4, zero cpn., 7/01/22	600,000	237,750

	Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	4,500,000	4,038,750

			29,854,593

	Total U.S. Territories		67,724,501

	Total Municipal Bonds (Cost $2,173,204,679)		2,361,729,385

	Total Investments before Short Term Investments (Cost $2,173,816,006)		2,364,585,616

	Short Term Investments 3.6%

	Municipal Bonds 3.6%
	California 3.6%
[f]	California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series F, LOC TD Bank NA, Daily VRDN and Put, 0.55%, 11/01/26	35,600,000	35,600,000
[f]	Irvine 1915 Act Special Assessment,
	Limited Obligation Improvement, AD No. 94-15, Orange County, Refunding, LOC State Street Bank & Trust Co., Daily VRDN and Put, 0.54%, 9/02/20	1,485,000	1,485,000
	Limited Obligation Improvement, AD No. 97-16, LOC State Street Bank & Trust Co., Daily VRDN and Put, 0.54%, 9/02/22	1,500,000	1,500,000
[f]	Los Angeles Department of Water and Power Revenue, Power System, Refunding, Subseries A-4, SPA Bank of America, Daily VRDN and Put, 0.49%, 7/01/35	20,000,000	20,000,000
[f]	The Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, SPA Citibank, Daily VRDN and Put, 0.49%, 7/01/35	29,800,000	29,800,000

	Total Short Term Investments (Cost $88,385,000)		88,385,000

	Total Investments (Cost $2,262,201,006) 99.4%		2,452,970,616
	Other Assets, less Liabilities 0.6%		13,579,284

	Net Assets 100.0%		$2,466,549,900

See Abbreviations on page 58.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dSecurity purchased on a when-issued basis. See Note 1(b).

eSee Note 7 regarding defaulted securities.

fVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

38	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights

Franklin Tennessee Municipal Bond Fund

	Year Ended May 31,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.11	$11.44	$11.38	$11.47	$11.88

Income from investment operations[a]:

Net investment income[b]	0.34	0.37	0.40	0.41	0.43

Net realized and unrealized gains (losses)	(0.32)	(0.32)	0.06	(0.08)	(0.42)

Total from investment operations	0.02	0.05	0.46	0.33	0.01

Less distributions from net investment income	(0.34)	(0.38)	(0.40)	(0.42)	(0.42)

Net asset value, end of year	$10.79	$11.11	$11.44	$11.38	$11.47

Total return[c]	0.23%	0.40%	4.12%	2.86%	0.20%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.77%	0.72%	0.72%	0.72%	0.72%

Expenses net of waiver and payments by affiliates	0.77%	0.72%	0.72%	0.71%	0.70%

Net investment income	3.08%	3.27%	3.55%	3.60%	3.82%

Supplemental data

Net assets, end of year (000’s)	$226,189	$267,442	$307,294	$293,580	$273,142

Portfolio turnover rate	9.19%	18.95%	4.50%	11.64%	7.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Tennessee Municipal Bond Fund (continued)

Year Ended May 31, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.06

Income from investment operations[b]:

Net investment income[c]	0.29

Net realized and unrealized gains (losses)	(0.26)

Total from investment operations	0.03

Less distributions from net investment income	(0.30)

Net asset value, end of year	$10.79

Total return[d]	0.25%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.66%

Expenses net of waiver and payments by affiliates	0.64%

Net investment income	3.21%

Supplemental data

Net assets, end of year (000’s)	$3,547

Portfolio turnover rate	9.19%

aFor the period August 1, 2017 (effective date) to May 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Tennessee Municipal Bond Fund (continued)

	Year Ended May 31,

	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.12	$11.50

Income from investment operations[b]:

Net investment income[c]	0.35	0.27

Net realized and unrealized gains (losses)	(0.32)	(0.38)

Total from investment operations	0.03	(0.11)

Less distributions from net investment income	(0.36)	(0.27)

Net asset value, end of year	$10.79	$11.12

Total return[d]	0.24%	(0.91)%

Ratios to average net assets[e]

Expenses	0.67%	0.62%

Net investment income	3.18%	3.37%

Supplemental data

Net assets, end of year (000’s)	$23,573	$23,916

Portfolio turnover rate	9.19%	18.95%

aFor the period September 15, 2016 (effective date) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, May 31, 2018

Franklin Tennessee Municipal Bond Fund

	Principal Amount	Value
Municipal Bonds 98.1%
Tennessee 95.5%
Blount County PBA Revenue, Local Government Public Improvement, Refunding, Series B-15-A, Assured Guaranty, 5.00%, 6/01/32	$1,590,000	$1,592,830
Chattanooga Electric System Revenue, The Electric Power Board of Chattanooga, Refunding, Series C, 5.00%, 9/01/40	2,750,000	3,151,720
Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	500,000	508,020
Student Housing, CDFI Phase I LLC, University of Tennessee at Chattanooga Project, Refunding, 5.00%, 10/01/35	1,000,000	1,082,700
Chattanooga-Hamilton County Hospital Authority Hospital Revenue,
Erlanger Health System, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	2,475,000	2,579,173
Erlanger Health System, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	775,000	806,581
Clarksville Electric System Revenue,
Refunding, 4.00%, 9/01/33	2,000,000	2,150,260
Series A, Pre-Refunded, 5.00%, 9/01/34	2,000,000	2,138,560
Series A, Pre-Refunded, 5.00%, 9/01/35	3,185,000	3,405,657
Clarksville Water Sewer and Gas Revenue,
Pre-Refunded, 5.00%, 2/01/38	3,000,000	3,391,200
Refunding, 4.00%, 2/01/37	1,325,000	1,406,766
Refunding, 4.00%, 2/01/38	1,000,000	1,065,130
Columbia Waterworks System Revenue, 5.00%, 12/01/32	3,000,000	3,269,220
Gallatin Water and Sewer Revenue, Refunding and Improvement, 5.00%, 1/01/32	1,500,000	1,710,420
Germantown GO, 4.00%, 8/01/43	2,330,000	2,459,804
4.00%, 8/01/45	2,525,000	2,661,602
4.00%, 8/01/47	1,000,000	1,052,480
Harpeth Valley Utilities District of Davidson and Williamson Counties Revenue,
Utilities, 5.00%, 9/01/44	4,400,000	4,985,640
Utilities, Refunding, 5.00%, 9/01/42	3,000,000	3,421,320
Jackson Hospital Revenue,
Jackson-Madison County General Hospital, Refunding, 5.00%, 4/01/36	7,000,000	7,789,390
Jackson-Madison County General Hospital, Refunding and Improvement, 5.50%, 4/01/33	875,000	877,686
Johnson City Health and Educational Facilities Board Hospital Revenue, Johnson City Medical Center Hospital, Improvement, Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	75,000	75,193
Kingsport GO, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/29	1,030,000	1,055,688
Kingsport IDB, MFHR, Model City Apartments Project, GNMA Secured, 5.50%, 7/20/39	2,995,000	3,032,377
Knox County First Utility District Water and Sewer Revenue,
Improvement, Pre-Refunded, 5.00%, 12/01/26	1,390,000	1,456,220
Pre-Refunded, 5.00%, 12/01/32	1,000,000	1,128,720
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant Health, Refunding, Series A, 5.00%, 1/01/42	5,000,000	5,539,600
Knox County Health Educational and Housing Facility Board Revenue,
University Health System Inc., Refunding, 5.00%, 4/01/36	2,250,000	2,461,320
University Health System Inc., Refunding, 5.00%, 9/01/47	5,000,000	5,469,000
Knox-Chapman Utility District of Knox County Water and Sewer Revenue,
Pre-Refunded, 5.25%, 1/01/36	1,500,000	1,626,075
Refunding and Improvement, 5.00%, 1/01/33	1,470,000	1,670,508
Refunding and Improvement, 4.00%, 1/01/40	4,000,000	4,121,360
Knoxville Wastewater System Revenue, Refunding, Series A, 4.00%, 4/01/42	5,000,000	5,143,500
Lawrenceburg PBA, GO, Electric System, Refunding, AMBAC Insured, 5.00%, 7/01/22	2,410,000	2,543,080

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FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Loudon Water and Sewer Revenue,
Exempt Facility, Series A, 4.00%, 3/01/28	$1,000,000	$1,032,960
Exempt Facility, Series A, 5.00%, 3/01/32	1,300,000	1,387,516
Manchester GO, Refunding, AGMC Insured, 5.00%, 6/01/38	2,045,000	2,161,320
Maryville Water and Sewer Revenue, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/38	2,000,000	2,000,000
Maury County GO, Public Improvement, Refunding, 4.00%, 4/01/34	1,775,000	1,870,300
Memphis Electric System Revenue, 5.00%, 12/01/34	1,000,000	1,140,590
Memphis Gas System Revenue, 4.00%, 12/01/36	1,000,000	1,059,150
Memphis GO,
General Improvement, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/27	1,975,000	2,029,451
General Improvement, Refunding, 5.00%, 5/01/36	4,135,000	4,458,150
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/25	2,500,000	2,676,900
Refunding, Series D, 5.00%, 7/01/25	3,000,000	3,227,070
Series A, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,255,300
Series A, AGMC Insured, 5.00%, 7/01/39	2,565,000	2,695,430
Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project, Refunding, Series B, 5.375%, 11/01/29	5,000,000	5,241,650
Metropolitan Government of Nashville and Davidson County Electric System Revenue,
Series A, 5.00%, 5/15/36	3,500,000	3,776,045
Series A, 5.00%, 5/15/39	4,000,000	4,514,000
Series A, 5.00%, 5/15/42	3,000,000	3,495,870
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board Revenue,
Vanderbilt University, Series A, Pre-Refunded, 5.50%, 10/01/29	2,670,000	2,801,578
Vanderbilt University, Series A, Pre-Refunded, 5.50%, 10/01/29	830,000	869,782
Vanderbilt University, Series B, Pre-Refunded, 5.00%, 10/01/39	9,000,000	9,384,840
Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	5,000,000	5,590,600
Metropolitan Government of Nashville and Davidson County Sports Authority Revenue,
Public Improvement, Ballpark Project, Series A, 5.00%, 8/01/38	3,000,000	3,325,500
Public Improvement, Ballpark Project, Series A, 5.00%, 8/01/43	2,075,000	2,294,867
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue, Green Bonds, Subordinate, Series A, 5.00%, 7/01/46	3,855,000	4,460,158
Metropolitan Nashville Airport Authority Revenue, Improvement, Series A, 5.00%, 7/01/45	4,000,000	4,503,760
Pigeon Forge IDB Revenue, Public Facility, 5.00%, 6/01/34	1,250,000	1,348,912
Rutherford County Health and Educational Facilities Board Revenue, Ascension Health Senior Credit Group, Series C, 5.00%, 11/15/40	10,000,000	10,418,400
Shelby County Health Educational and Housing Facility Board Revenue,
Baptist Memorial Health Care, Series A, 5.00%, 9/01/19	3,015,000	3,121,520
Educational Facilities, Rhodes College, 5.00%, 8/01/40	750,000	848,535
Educational Facilities, Rhodes College, 5.00%, 8/01/45	1,700,000	1,917,498
Educational Facilities, Rhodes College, Pre-Refunded, 5.50%, 8/01/40	5,000,000	5,515,100
Methodist Le Bonheur Healthcare, Series A, 5.00%, 5/01/36	4,000,000	4,587,520
Rhodes College, Refunding, 4.00%, 8/01/40	3,000,000	3,159,660
South Blount County Utility District Waterworks Revenue,
Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/33	315,000	329,531
Improvement, AGMC Insured, Pre-Refunded, 5.25%, 12/01/39	1,040,000	1,091,782
Refunding and Improvement, AGMC Insured, 5.00%, 12/01/33	685,000	715,462
Refunding and Improvement, AGMC Insured, 5.25%, 12/01/39	2,270,000	2,380,640

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FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Tennessee HDA Residential Finance Program Revenue,
Issue 1C, 4.00%, 7/01/43	$1,840,000	$1,861,694
[a] Issue 2, 3.85%, 7/01/42	2,000,000	2,018,260
Issue 3, 3.65%, 7/01/47	995,000	998,622
Tennessee HDA Revenue,
Homeownership Program, Series 1, 5.00%, 7/01/29	695,000	696,835
Homeownership Program, Series 2C, 3.80%, 7/01/43	1,240,000	1,247,812
Tennessee State School Bond Authority Revenue,
Higher Educational Facilities, Second Program, Series A, Pre-Refunded, 5.00%, 5/01/39	3,000,000	3,088,800
Higher Educational Facilities Second Program, Refunding, Series B, 5.00%, 11/01/40	10,000,000	11,484,100
Higher Educational Facilities Second Program, Refunding, Series B, 5.00%, 11/01/45	5,000,000	5,727,600
West Knox Utility District Knox County Water and Sewer Revenue, Refunding and Improvement, 5.00%, 6/01/41	1,000,000	1,125,860
West Wilson Utility District of Wilson County Water Revenue,
Pre-Refunded, 5.00%, 6/01/33	3,000,000	3,215,790
Refunding and Improvement, 5.00%, 6/01/40	1,545,000	1,750,037
Wilson County GO, School, Series A, 4.00%, 4/01/42	5,000,000	5,246,500

		241,978,057

U.S. Territories 2.6%
Guam 1.8%
Guam Economic Development and Commerce Authority Revenue, Tobacco Settlement, Asset-Backed,
Refunding, 5.25%, 6/01/32	1,175,000	1,175,047
Guam Government Limited Obligation Revenue, Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,205,000	3,383,647

		4,558,694

Puerto Rico 0.8%
[b] Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	1,987,500

Total U.S. Territories		6,546,194

Total Municipal Bonds before Short Term Investments (Cost $243,232,834)		248,524,251

Short Term Investments (Cost $4,300,000) 1.7%

Municipal Bonds 1.7%
Tennessee 1.7%
[c] Shelby County Health Educational and Housing Facility Board Revenue, Methodist Le Bonheur Healthcare,
Refunding, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 0.88%, 6/01/42	4,300,000	4,300,000

Total Investments (Cost $247,532,834) 99.8%		252,824,251
Other Assets, less Liabilities 0.2%		484,813

Net Assets 100.0%		$253,309,064

See Abbreviations on page 58.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities

May 31, 2018

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,262,201,006	$247,532,834

Value - Unaffiliated issuers	$2,452,970,616	$252,824,251
Cash	64,882	438,395
Receivables:
Capital shares sold	4,075,432	54,093
Interest	27,730,990	3,053,571
Other assets	1,816	193

Total assets	2,484,843,736	256,370,503

Liabilities:
Payables:
Investment securities purchased	10,281,449	2,000,000
Capital shares redeemed	5,010,608	802,267
Management fees	958,940	118,284
Distribution fees	296,580	19,244
Transfer agent fees	207,329	22,455
Distributions to shareholders	1,422,927	50,287
Accrued expenses and other liabilities	116,003	48,902

Total liabilities	18,293,836	3,061,439

Net assets, at value	$2,466,549,900	$253,309,064

Net assets consist of:
Paid-in capital	$2,371,001,058	$263,165,766
Undistributed net investment income	5,459,356	384,309
Net unrealized appreciation (depreciation)	190,769,610	5,291,417
Accumulated net realized gain (loss)	(100,680,124)	(15,532,428)

Net assets, at value	$2,466,549,900	$253,309,064

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FFRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

May 31, 2018

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Class A:
Net assets, at value	$1,378,168,523	$226,189,444

Shares outstanding	128,775,577	20,972,176

Net asset value per share[a]	$10.70	$10.79

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.17	$11.27

Class C:
Net assets, at value	$ 327,022,102

Shares outstanding	30,329,282

Net asset value and maximum offering price per share[a]	$10.78

Class R6:
Net assets, at value	$ 13,004,322	$ 3,546,545

Shares outstanding	1,211,259	328,805

Net asset value and maximum offering price per share	$10.74	$10.79

Advisor Class:
Net assets, at value	$ 748,354,953	$ 23,573,075

Shares outstanding	69,761,888	2,184,430

Net asset value and maximum offering price per share	$10.73	$10.79

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended May 31, 2018

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Investment income:
Interest:
Unaffiliated issuers	$106,584,648	$10,549,728

Expenses:
Management fees (Note 3a)	11,438,294	1,484,356
Distribution fees: (Note 3c)
Class A	1,388,114	249,427
Class C	2,247,016	—
Transfer agent fees: (Note 3e)
Class A	835,717	155,092
Class C	208,091	—
Class R6	2,834	926
Advisor Class	449,686	14,154
Custodian fees (Note 4)	21,042	2,277
Reports to shareholders	185,336	13,397
Registration and filing fees	72,867	12,265
Professional fees	367,732	80,121
Trustees’ fees and expenses	66,114	7,404
Other	244,595	76,320

Total expenses	17,527,438	2,095,739
Expenses waived/paid by affiliates (Note 3f)	(1,396)	(441)

Net expenses	17,526,042	2,095,298

Net investment income	89,058,606	8,454,430

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(18,909,793)	(7,805,055)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(23,391,645)	(238,733)

Net realized and unrealized gain (loss)	(42,301,438)	(8,043,788)

Net increase (decrease) in net assets resulting from operations	$46,757,168	$410,642

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FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin California High Yield Municipal Fund		Franklin Tennessee Municipal Bond Fund

	Year Ended May 31,		Year Ended May 31,

	2018	2017	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$89,058,606	$88,550,351	$8,454,430	$10,050,821
Net realized gain (loss)	(18,909,793)	(18,352,854)	(7,805,055)	(818,022)
Net change in unrealized appreciation (depreciation)	(23,391,645)	(34,323,790)	(238,733)	(8,256,443)

Net increase (decrease) in net assets resulting from operations	46,757,168	35,873,707	410,642	976,356

Distributions to shareholders from:
Net investment income:
Class A	(50,788,123)	(51,026,975)	(7,869,559)	(9,757,030)
Class C	(10,640,983)	(11,517,585)	—	—
Class R6	(231,068)	—	(67,251)	—
Advisor Class	(27,969,229)	(24,364,295)	(738,299)	(334,234)

Total distributions to shareholders	(89,629,403)	(86,908,855)	(8,675,109)	(10,091,264)

Capital share transactions: (Note 2)
Class A	24,581,413	(34,287,887)	(33,708,991)	(30,909,215)
Class C	(25,356,244)	(10,735,616)	—	—
Class R6	13,057,844	—	3,596,199	—
Advisor Class	40,427,510	97,054,533	328,619	24,088,272

Total capital share transactions	52,710,523	52,031,030	(29,784,173)	(6,820,943)

Net increase (decrease) in net assets	9,838,288	995,882	(38,048,640)	(15,935,851)

Net assets:
Beginning of year	2,456,711,612	2,455,715,730	291,357,704	307,293,555

End of year	$2,466,549,900	$2,456,711,612	$253,309,064	$291,357,704

Undistributed net investment income included in net assets:
End of year	$5,459,356	$4,416,736	$384,309	$391,514

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FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Funds began offering a new class of shares, Class R6.

Class A, Class R6 & Advisor Class

Franklin Tennessee Municipal Bond Fund

Class A, Class C, Class R6 & Advisor Class

Franklin California High Yield Municipal Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At May 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin California High Yield Municipal Fund		Franklin Tennessee Municipal Bond Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended May 31, 2018
Shares sold	26,030,871	$280,746,944	1,389,282	$15,203,932
Shares issued in reinvestment of distributions	4,002,097	43,080,415	658,740	7,190,107
Shares redeemed	(27,788,407)	(299,245,946)	(5,140,500)	(56,103,030)

Net increase (decrease)	2,244,561	$24,581,413	(3,092,478)	$(33,708,991)

Year ended May 31, 2017
Shares sold	31,697,553	$345,600,673	2,948,487	$33,501,178
Shares issued in reinvestment of distributions	4,015,363	43,789,074	793,864	8,950,558
Shares redeemed	(39,209,150)	(423,677,634)	(6,536,070)	(73,360,951)

Net increase (decrease)	(3,496,234)	$(34,287,887)	(2,793,719)	$(30,909,215)

Class C Shares:
Year ended May 31, 2018
Shares sold	3,430,130	$37,350,507
Shares issued in reinvestment of distributions	830,255	9,004,952
Shares redeemed	(6,608,373)	(71,711,703)

Net increase (decrease)	(2,347,988)	$(25,356,244)

Year ended May 31, 2017
Shares sold	6,119,658	$67,989,851
Shares issued in reinvestment of distributions	833,005	9,144,337
Shares redeemed	(8,072,631)	(87,869,804)

Net increase (decrease)	(1,119,968)	$(10,735,616)

Class R6 Shares:
Year ended May 31, 2018[a]
Shares sold	1,314,547	$14,172,999	391,528	$4,279,442
Shares issued in reinvestment of distributions	21,519	230,975	6,203	67,184
Shares redeemed	(124,807)	(1,346,130)	(68,926)	(750,427)

Net increase (decrease)	1,211,259	$13,057,844	328,805	$3,596,199

Advisor Class Shares:
Year ended May 31, 2018
Shares sold	19,221,729	$207,851,211	992,775	$10,844,278
Shares issued in reinvestment of distributions	1,843,679	19,892,413	66,806	729,550
Shares redeemed	(17,376,783)	(187,316,114)	(1,025,984)	(11,245,209)

Net increase (decrease)	3,688,625	$40,427,510	33,597	$328,619

Year ended May 31, 2017[b]
Shares sold	29,267,976	$317,060,971	2,530,972	$28,323,128
Shares issued in reinvestment of distributions	1,526,824	16,667,915	30,102	334,104
Shares redeemed	(21,879,971)	(236,674,353)	(410,241)	(4,568,960)

Net increase (decrease)	8,914,829	$97,054,533	2,150,833	$24,088,272

aFor the period August 1, 2017 (effective date) to May 31, 2018.

bFor the period September 15, 2016 (effective date) to May 31, 2017 for Franklin Tennessee Muncipal Bond Fund.

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FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	Over $15 billion, up to and including $17.5 billion

0.380%	Over $17.5 billion, up to and including $20 billion

0.360%	In excess of $20 billion

For the year ended May 31, 2018, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

0.460%	0.541%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, Franklin California High Yield Municipal Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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NOTES TO FINANCIAL STATEMENTS

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Reimbursement Plans:
Class A	0.15%	0.15%

Compensation Plans:
Class C	0.65%	—

Distributors has agreed to limit the current rate to 0.10% per year for Class A.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$243,614	$20,906

CDSC retained	$ 47,706	$ 1,574

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Transfer agent fees	$510,792	$53,977

f. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

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FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

g. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended May 31, 2018, were as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Purchases	$91,585,000	$20,200,000
Sales	$92,053,000	$3,600,000

4. Expense Offset Arrangement

Effective December 1, 2017, the Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended May 31, 2018, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At May 31, 2018, the capital loss carryforwards were as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Capital loss carryforwards subject to expiration:
2019	$ 21,604,912	$ —
Capital loss carryforwards not subject to expiration:
Short Term	45,111,327	4,739,414
Long Term	33,420,716	10,365,237

Total capital loss carryforwards	$100,136,955	$15,104,651

On May 31, 2018, Franklin California High Yield Municipal Fund had expired capital loss carryforwards of $32,781,484, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended May 31, 2018 and 2017, was as follows:

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund

	2018	2017	2018	2017

Distributions paid from tax exempt income	$89,629,403	$86,908,855	$8,675,109	$10,091,264

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NOTES TO FINANCIAL STATEMENTS

At May 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Cost of investments	$2,261,287,600	$247,963,336

Unrealized appreciation	$232,432,613	$8,514,909
Unrealized depreciation	(40,749,597)	(3,653,994)

Net unrealized appreciation (depreciation)	$191,683,016	$4,860,915

Distributable earnings:
Undistributed tax exempt income	$6,459,468	$567,838
Undistributed ordinary income	1,071,037	—

Total distributable earnings	$7,530,505	$567,838

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, payments-in-kind, bond discounts and premiums and bond workout expenditures.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Management has reviewed the requirements and believes the adoption of these provisions of the Act will not have a material impact on the financial statements.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2018, were as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Purchases	$367,929,113	$24,807,823
Sales	$262,343,955	$56,512,190

7. Credit Risk and Defaulted Securities

At May 31, 2018, Franklin California High Yield Municipal Fund had 24.8% of its portfolio invested in high yield securities, rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2018, the aggregate value of these securities for Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund was $25,815,843 and $1,987,500, representing 1.0% and 0.8%, respectively, of each Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments.

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NOTES TO FINANCIAL STATEMENTS

8. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At May 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Units Issuer	Acquisition Date	Cost	Value
Franklin California High Yield Municipal Fund
7,830,849 1155 Island Avenue LLC, LP (Value is 0.1% of Net Assets)	12/04/14	$611,327	$2,856,231

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended May 31, 2018, the Funds did not use the Global Credit Facility.

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2018, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin California High Yield Municipal Fund
Assets:
Investments in Securities:[a]
Common Stocks and Other Equity Interests	$—	$—	$2,856,231	$2,856,231
Municipal Bonds	—	2,361,729,385	—	2,361,729,385
Short Term Investments	—	88,385,000	—	88,385,000

Total Investments in Securities	$—	$2,450,114,385	$2,856,231	$2,452,970,616

Franklin Tennessee Municipal Bond Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$248,524,251	$—	$248,524,251
Short Term Investments	—	4,300,000	—	4,300,000

Total Investments in Securities	$—	$252,824,251	$—	$252,824,251

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

12. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On May 18, 2018, the Board approved various changes to the class structure of the Funds. Effective on a future date prior to calendar year end 2018, Class A will be renamed “Class A1” and Class M will be renamed “Class A”. In addition, Class A1 will be closed to new investors. Certain front-end sales charges and dealer commissions on Class A and A1 shares will change. Further details are disclosed in the Funds’ prospectus.

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NOTES TO FINANCIAL STATEMENTS

13. Subsequent Events (continued)

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018.

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915	ID	Improvement District
ABAG	The Association of Bay Area Governments	IDB	Industrial Development Bond/Board
AD	Assessment District	LOC	Letter of Credit
AGMC	Assured Guaranty Municipal Corp.	MFHR	Multi-Family Housing Revenue
AMBAC	American Municipal Bond Assurance Corp.	NATL	National Public Financial Guarantee Corp.
BAM	Build America Mutual Assurance Co.	PBA	Public Building Authority
CDA	Community Development Authority/Agency	PCFA	Pollution Control Financing Authority
CFD	Community Facilities District	PCR	Pollution Control Revenue
COP	Certificate of Participation	PFA	Public Financing Authority
CRDA	Community Redevelopment Authority/Agency	PFAR	Public Financing Authority Revenue
CSD	Central School District	PUD	Public Utility District
ETM	Escrow to Maturity	RDA	Redevelopment Agency/Authority
FGIC	Financial Guaranty Insurance Co.	SPA	Standby Purchase Agreement
FHA	Federal Housing Authority/Agency	UHSD	Unified/Union High School District
GNMA	Government National Mortgage Association	USD	Unified/Union School District
GO	General Obligation	XLCA	XL Capital Assurance
HDA	Housing Development Authority/Agency

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Municipal Securities Trust and Shareholders of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (the “Funds”) as of May 31, 2018, the related statements of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018 , including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

July 17, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2018. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2019, shareholders will be notified of amounts for use in preparing their 2018 income tax returns.

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Municipal Securities Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Municipal Securities Trust and to vote on the following proposals for each Fund: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Municipal Securities Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; (ii) the proposals to use a “manager of managers” structure and to approve an amended fundamental investment restriction regarding investments in commodities were approved by shareholders of each Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.       To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	152,598,481	3,311,611

Terrence J. Checki	152,712,209	3,197,882

Mary C. Choksi	152,893,867	3,016,225

Edith E. Holiday	152,959,092	2,950,999

Gregory E. Johnson	152,694,582	3,215,509

Rupert H. Johnson, Jr.	152,702,447	3,207,645

J. Michael Luttig	152,776,644	3,133,448

Larry D. Thompson	152,777,813	3,132,279

John B. Wilson	152,741,900	3,168,192

Total Trust Shares Outstanding*: 254,157,798

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisors without shareholder approval:

Franklin California High Yield Municipal Fund

Shares

For	95,080,213

Against	5,688,267

Abstain	5,235,344

Broker Non-Votes	32,551,442

Total Fund Shares Voted	138,555,266

Total Fund Shares Outstanding*	228,124,083

Franklin Tennessee Municipal Bond Fund

Shares

For	11,882,805

Against	720,355

Abstain	603,075

Broker Non-Votes	4,148,593

Total Fund Shares Voted	17,354,826

Total Fund Shares Outstanding*	26,033,715

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin California High Yield Municipal Fund

Shares

For	95,704,972

Against	5,176,006

Abstain	5,122,845

Broker Non-Votes	32,551,442

Total Fund Shares Voted	138,555,266

Total Fund Shares Outstanding*	228,124,083

Franklin Tennessee Municipal Bond Fund

Shares

For	11,842,900

Against	656,332

Abstain	707,002

Broker Non-Votes	4,148,593

Total Fund Shares Voted	17,354,826

Total Fund Shares Outstanding*	26,033,715

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	137	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013 -present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	137	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	137	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present). RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	137	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	137	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor,

Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	151	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board and Trustee since 2013	137	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUNICIPAL SECURITIES TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice `President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the

South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments

(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUNICIPAL SECURITIES TRUST

Franklin California High Yield Municipal Fund

Franklin Tennessee Municipal Bond Fund

(each a Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of Franklin Municipal Securities Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees,

determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital

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SHAREHOLDER INFORMATION

investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2017. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin California High Yield Municipal Fund - The Performance Universe for this Fund included the Fund and all retail and institutional California municipal debt funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Tennessee Municipal Bond Fund - The Performance Universe for this Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund - The Expense Group for the Franklin California High Yield Municipal Fund included the Fund and eight other California municipal debt funds. The Expense Group for the Franklin Tennessee Municipal Bond Fund included the Fund and nine other “other states” municipal debt funds. The Board noted that the Management Rates for these Funds were equal to the medians of their respective Expense Groups, but their actual total expense ratios were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall

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SHAREHOLDER INFORMATION

methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter Franklin Municipal Securities Trust
Investment Manager Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services (800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	MUN A 07/18

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $75,151 for the fiscal year ended May 31, 2018 and $73,099 for the fiscal year ended May 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $979 for the fiscal year ended May 31, 2018 and $0 for the fiscal year ended May 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended May 31, 2018 and $255,000 for the fiscal year ended May 31, 2017. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and benchmarking services in connection with the ICI TA survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)      pre-approval of all audit and audit related services;

(ii)     pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii)

through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $14,979 for the fiscal year ended May 31, 2018 and $255,000 for the fiscal year ended May 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.  Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.	N/A

Item 13.  Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By	/s/MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date July 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date July 26, 2018

By	/s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date July 26, 2018